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                                                                  EXHIBIT 10.12

                          WORLD TRAVEL PARTNERS, L.P.

                                  OFFICE LEASE
                               TABLE OF CONTENTS

  SECTION                                                                PAGE
  -------                                                                ----

  1 LEASED PREMISES ........................................................1

  2 TERM ...................................................................1

  3 RENTAL .................................................................1

  4 OPERATING EXPENSES .....................................................2

  5 SECURITY DEPOSIT .......................................................4

  6 COMPLETION OF IMPROVEMENTS .............................................5

  7 DELAY IN DELIVERY OF POSSESSION ........................................5

  8 USE OF LEASED PREMISES .................................................5

  9 ACCEPTANCE OF PREMISES .................................................6

 10 ALTERATIONS, MECHANICS' LIENS ..........................................6

 11 WASTE AND QUIET CONDUCT ................................................6

 12 FIRE INSURANCE, HAZARDS ................................................7

 13 LIABILITY INSURANCE ....................................................7

 14 INDEMNIFICATION BY TENANT ..............................................8

 15 WAIVER OF CLAIMS .......................................................9

 16 LANDLORD'S REPAIRS .....................................................9

 17 TENANT'S REPAIRS ......................................................10

 18 SIGNS, LANDSCAPING ....................................................10

 19 ENTRY BY LANDLORD .....................................................10

 20 SERVICES ..............................................................11

 21 ABANDONMENT ...........................................................12

 22 DESTRUCTION ...........................................................12

 23 ASSIGNMENT AND SUBLETTING .............................................13

 24 INSOLVENCY OF TENANT ..................................................13

 25 BREACH BY TENANT ......................................................13
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 26 ATTORNEYS' FEES/COLLECTION CHARGES ...................................14

 27 CONDEMNATION .........................................................14

 28 NOTICES ..............................................................15

 29 WAIVER ...............................................................15

 30 EFFECT OF HOLDING OVER ...............................................16

 31 SUBORDINATION ........................................................16

 32 ESTOPPEL CERTIFICATE .................................................16

 33 PARKING ..............................................................16

 34 MORTGAGE PROTECTION ..................................................17

 35 RULES AND REGULATIONS ................................................17

 36 RELOCATION ...........................................................17

 MISCELLANEOUS PROVISIONS ................................................17

EXHIBITS

  EXHIBIT A    FLOOR PLAN
  EXHIBIT B    SITE PLAN
  EXHIBIT C    TENANT'S ACCEPTANCE OF PREMISES
  EXHIBIT D    SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT
               AGREEMENT
  EXHIBIT E    RULES AND REGULATIONS
  EXHIBIT F    JANITORIAL SCHEDULE
  EXHIBIT G    SECURITY SCHEDULE
  EXHIBIT H    TERMINATION SCHEDULE
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STATE OF GEORGIA

DEKALB COUNTY

     This Lease Agreement, made this _____ day of __________, 1995, by and between, WEEKS REALTY, L.P. hereinafter referred to as "Landlord", and WORLD TRAVEL PARTNERS, L.P. hereinafter referred to as "Tenant";

                                  WITNESSETH:

                                LEASED PREMISES

     1.01 Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the space hereinafter referred to as the LEASED PREMISES, described as approximately 12,681 sq. ft. of office space designated as Suite 700 and shown on Exhibit "A", in the office building located at 6 West Druid Hills, Atlanta, Georgia (hereinafter referred to as the "Building"). The Property upon which the Building is located is more particularly described on Exhibit "B" attached hereto and by this reference made a part hereof (hereinafter referred to as the "Property").

                                      TERM

     2.01 TO HAVE AND TO HOLD said Leased Premises for a term of three (3) years commencing upon the date of execution hereof and continuing for a period of three (3) years from the Rent Commencement Date (defined below), upon the terms, conditions, and covenants contained herein. "Substantial Completion" shall mean completion of construction of the tenant improvements substantially in accordance with the approved plans and specifications, and the Landlord's provision to Tenant of a certificate of occupancy, subject only to normal punchlist items. See below.

                                     RENTAL

     3.01 As rental for the Leased Premises, Tenant agrees to pay to Landlord the sum of ONE HUNDRED SEVENTY-SEVEN THOUSAND, FIVE HUNDRED THIRTY-FOUR NO/100 Dollars ($177,534.00) per year (hereinafter referred to as "Base Rental"), payable in monthly installments each in the amount of FOURTEEN THOUSAND SEVEN HUNDRED NINETY-FOUR 50/100 Dollars ($14,794.50) on or before the first day of each calendar month beginning on the earlier of Substantial Completion or October 15, 1995 (the "Rent Commencement Date") and thereafter for the remainder of the term, together with any other additional rental as hereinafter set forth. Tenant shall pay interest at a rate of twelve percent (12%) per annum on all late payments of rent received by Landlord more than ten (10) days after the date due. If the Lease shall commence on any date other than the first day of a calendar month, or end on any date, other than the last day of a calendar month, rent for such month shall be prorated. Tenant has deposited with Landlord, upon delivery of this Lease Agreement an amount equal to FOURTEEN THOUSAND SEVEN HUNDRED NINETY-FOUR 50/100 Dollars ($14,794.50) which is to be applied as first month's rental. In the event landlord delays in tendering possession of Premises to Tenant, or in the event Landlord* inhibits or otherwise* delays Tenant in its pursuit of completing such construction, then in either of said events, the Commencement Date shall move forward one (1) day for each day of delay attributed to Landlord.

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                               OPERATING EXPENSES

      .01 In addition to the Base Rental payable by Tenant in accordance with Paragraph 3.01 of this Lease, Tenant shall pay monthly to Landlord on the same due date as the Base Rental the sum (hereinafter referred to as the "Additional Rent") calculated in accordance with the following:

     (a) As used in this Lease, the following definitions shall apply:

          (i) "Calendar Year" shall mean any period during the Term of this Lease commencing on January 1 and ending on the next following December 31.

          (ii) "Base Year" shall mean the Calendar Year 1996.

          (iii) "Building" shall mean the Property and the Building and other structures, improvements, fixtures and appurtenances now or hereafter placed, constructed or erected thereon.

          (iv) "Pro Rata Share" shall equal fourteen and twenty eight one hundredths percent (14.28%); provided, however, that in the event that the amount of space leased by Tenant shall increase or decrease subsequent to the commencement date of the Term, whether pursuant to an option to expand or otherwise, the Pro Rata Share shall be appropriately adjusted by Landlord.

          (v) "Operating Expenses" shall mean any and all costs, expenses and disbursements of every kind and character (subject to the limitations set forth below) which Landlord shall incur, pay or become obligated to pay in connection with the ownership of any estate or interest in the Building or the operation, maintenance, repair, replacement and security of the Building determined in accordance with generally accepted accounting principles consistently applied, including, but not limited to, the following:

               (A) Wages and salaries of all employees specifically engaged in the operation, repair, replacement, maintenance, and security of the Building, including taxes, insurance and benefits relating thereto.

               (B) All supplies and materials used in the operation, maintenance, repair, replacement, and security of the Building.

               (C) Cost of all utilities including gas, water, telephone, telegraph, power, heating, lighting, air-conditioning and ventilating the Building.

               (D) Cost of all maintenance and service agreements on equipment, including alarm service, window cleaning and elevator maintenance.


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               (E)   Cost of casualty, liability and other insurance applicable to the Building or Landlord's personal property used in connection with the operation and management of the Building.

               (F) All taxes and assessments and governmental charges, whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments imposed upon or attributable to the Building, its operation or the Base Rental or Additional Rent without reference to other income of the Landlord.

               (G) Cost of repairs, replacements, and general maintenance of the Building.

               (H) Cost of service or maintenance contracts with independent contractors for the operation, maintenance, repair, replacement, or security of the Building.

               (I) Cost of maintaining accounting books and records for the Building.

               (J) Costs of contractual management fees and other costs directly related to the on-site management of the Building. The contractual management fees shall not exceed five and one half percent (5 1/2%) of gross rental income of the Building.

               (K) Cost of janitorial services, trash, garbage, snow and ice removal; servicing, replacing, equipping and maintenance of all electrical, security and fire alarms, fire pumps, sprinkler systems and fire extinguishers and hose cabinets; painting; window cleaning and landscaping and gardening.

               (L) Capital expenditures required by any governmental or regulatory authority, and capital expenditures for energy related equipment or fire and safety equipment provided, however, that the costs will be amortized over the useful life of the improvements.

Specifically excluded from the definition of the term "Operating Expenses" are expenses for repairs, replacements and general maintenance to the extent paid by proceeds of insurance or by Tenant or other third parties and alterations attributable solely to tenants of the Building other than Tenant; interest, amortization or other payments on loans to Landlord whether secured or unsecured; depreciation of the Building; lease payments on capital equipment (elevators or HVAC); leasing commissions; legal expenses; salaries of officers, executives, employees and agents not directly involved in the on-site operation of the Building; and state, federal or local income taxes, excess profits or franchise taxes or other such taxes


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imposed on or measured by or determined from the gross income of Landlord.

        (b) The actual amount of Additional Rent payable shall be an amount equal to the product obtained by multiplying the Pro Rata Share times the remainder obtained by subtracting the Operating Expenses for the Base Year from he Operating Expenses for the Calendar Year in question (provided, however, in no event shall the amount so determined be less than zero) In the event that the Building is not fully occupied during the Base Year, the Landlord shall compute the Operating Expenses for the Base Year as though the Building were fully occupied.

        (c) on or before December 31st of each Calendar Year during the Term, or as soon thereafter as practicable, Landlord shall give Tenant written notice of its estimate of the Additional Rent for the next ensuing Calendar Year. Commencing in the first (1st) month of the ensuing Calendar Year, or as soon thereafter as Landlord shall invoice Tenant, Tenant shall pay to Landlord one-twelfth (1/12) of such estimated Additional Rent. If notice of Landlord's estimate of Additional Rent is not given prior to December 31, during the next Calendar Year Tenant shall continue to pay the monthly payment based on the Additional Rent computed for the previous Calendar Year until the month after such notice is given.

        (d) As soon as practicable after the close of each Calendar Year, but no later than April 1, Landlord shall deliver to Tenant a final statement of the Additional Rent for the immediately preceding Calendar Year and such statement shall be final and binding upon Landlord and Tenant. If such statement shows an amount owing by Tenant that is less than the payments actually made by the Tenant for the immediately preceding Calendar Year, Tenant shall be credited for such excess against the next monthly payments of Additional Rent. If such statement shows an amount owing by the Tenant that is more than the payments actually made by the Tenant for the immediately preceding Calendar Year, Tenant shall pay the deficiency to Landlord within ten
(10) days after delivery of the statement.

                                SECURITY DEPOSIT

     5.01 Intentionally omitted.

                           COMPLETION OF IMPROVEMENTS

     6.01 The rental provided in paragraph 3.01 "Rental" above, includes an allowance ("Allowance") in the amount of $76,086.00 for the construction of tenant improvements in the Leased Premises on the basis set forth in the plans and specifications attached, or to be attached, hereto in Exhibit "B". [SEE MISCELLANEOUS PROVISIONS "W"].


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                             DELIVERY OF POSSESSION

     7.01 Upon commencement of this Lease, Landlord shall deliver possession of the Leased Premises to Tenant.

                             USE OF LEASED PREMISES

     8.01 The Leased Premises may be used and occupied only for general office purposes, including, but not limited to the operation of a commercial travel agency, ticketing office and related businesses and for no other purpose or purposes, without Landlord's prior written consent. Tenant shall promptly comply at its sole expense with all laws, ordinances, orders, and regulations affecting the Leased Premises and their cleanliness, safety, occupation and use. Tenant shall not do or permit anything to be done in or about the Leased Premises that will in any way increase the fire insurance upon the Building. Tenant will not perform any act or carry on any practices that may injure the Building or be a nuisance or menace to tenants of adjoining premises. Tenant shall, at Tenant's sole cost and expense, comply fully with all environmental laws and regulations, and all other legal requirements, applicable to Tenant's specific operations at, on or within, or to Tenant's use and occupancy of, the Leased Premises.

                         ACCEPTANCE OF LEASED PREMISES

     9.01 By entry hereunder, Tenant acknowledges that it has examined the Leased Premises and accepts the same as being in the condition called for by this Lease, and as suited for the uses intended by Tenant subject to items set forth in the Punch List and latent defects. Upon delivery of possession of the Leased Premises to Tenant, Tenant agrees to execute and deliver to Landlord a Tenant's Acceptance of Premises, in the form attached hereto as Exhibit "C".

                         ALTERATIONS, MECHANICS' LIENS

     10.01 Alterations may not be made to the Leased Premises without prior written consent of Landlord, and any alterations of the Leased Premises excepting movable furniture and trade fixtures shall at Landlord's option become part of the realty and belong to Landlord.

     10.02 Should Tenant desire to alter the Leased Premises and Landlord gives written consent to such alterations, at Landlord's option, Tenant shall contract with a contractor approved by Landlord for the construction of such alterations.

     10.03 Notwithstanding anything in paragraph 10.02 above, Tenant may, upon written consent of Landlord, install trade fixtures, machinery or other trade equipment in conformance with all applicable laws, statutes, ordinances, rules, regulations, and the same may be removed upon the termination of this Lease provided Tenant shall not be in default under any of the terms and conditions of this Lease, and the Leased Premises are not damaged by such removal. Tenant shall return the Leased Premises on the termination of this Lease in the same condition as when rented to Tenant, reasonable wear and tear only excepted. Tenant


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shall keep the Leased Premises, the Building and Property in which the Leased
Premises are situated free from any liens arising out of any work performed for, materials furnished to, or obligations incurred by Tenant. All such work provided for above, shall be done at such times and in such manner as Landlord may from time to time designate. Tenant shall give Landlord written notice five
(5) days prior to employing any laborer or contractor to perform work (excluding, however computer, telecommunications and cable contractors) resulting in an alteration of the Leased Premises so that Landlord may post a notice of non-responsibility.

                            WASTE AND QUIET CONDUCT

     11.01 Tenant shall not commit, or suffer any waste upon the Leased Premises, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant in the Building containing the Leased Premises or any building in the project in which the Leased Premises are located.

     11.02 So long as Tenant is not in default in the payment of rent, or other charges or in the performance of any of the other terms, covenants, or conditions of the Lease beyond any period given Tenant in the Lease to cure such default, Tenant shall not be disturbed by Landlord or anyone claiming by, through or under Landlord in Tenant's possession, enjoyment, use and occupancy of the Leased Premises during the original or any renewal term of the Lease or any extension or modification thereof.

                            FIRE INSURANCE, HAZARDS

     12.01 No use shall be made or permitted to be made of the Leased Premises, nor acts done which might increase the existing rate of insurance upon the Building or cause the cancellation of any insurance policy covering the Building, or any part thereof, nor shall Tenant sell, or permit to be kept, used or sold, in or about the Leased Premises, any article which may be prohibited by the Standard form of fire insurance policies. Tenant shall, at its sole cost and expense, comply with any and all requirements pertaining to the Leased Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance, covering the Leased Premises, Building and appurtenances. Tenant agrees to pay to Landlord as additional rent, any increase in premiums on policies which may be carried and for loss of rent caused by fire and the perils normally included in extended coverage above the rates presently being paid by the Landlord as of the date hereof that may be caused by Tenant's use or occupancy of the Leased Premises. In the event that Tenant takes any actions in the future, or conducts its business in such a way that causes an increase in the fire insurance rate on the Building, Landlord shall give Tenant notice of such proposed increase, and Tenant shall have a period of ten (10) days within which to discontinue such actions or use before Tenant shall be responsible for the payment of such increase in cost.

     12.02 Tenant shall maintain in full force and effect on all of its fixtures and equipment in the Leased Premises a policy or policies of fire and extended coverage insurance with standard


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coverage endorsement to the extent of at least eighty percent (80%) of their insurable value. During the term of this Lease the proceeds from any such policy or policies of insurance shall be used for the repair or replacement of the fixtures, and Landlord will sign all documents necessary or proper in connection with the settlement of any claim or loss by Tenant. Landlord will not carry insurance on Tenant's possessions. Tenant shall furnish Landlord with a certificate of such policy within thirty (30) days of the commencement of this Lease, and whenever required, shall satisfy Landlord that such policy is in full force and effect.

                              LIABILITY INSURANCE

     13.01 Tenant, at its own expense, shall provide and keep in force with companies acceptable to Landlord public liability insurance for the benefit of Landlord and Tenant jointly against liability for bodily injury and property damage in the amount of not less than One Million Dollars ($1,000,000.00) in respect to injuries to or death of more than one person in any one occurrence, in the amount of not less than One Million Dollars ($1,000,000.00) in respect to injuries to or death of any one person, and in the amount of not less than Fifty Thousand Dollars ($50,000.00) per occurrence in respect to damage to property, such limits to be for any greater amounts as may be reasonably indicated by circumstances from time to time existing. Tenant shall furnish Landlord with a certificate of such policy (which certificate shall contain the insurer's waiver of subrogation rights exercisable against the Landlord) within thirty (30) days of the commencement date of this Lease and whenever required shall satisfy Landlord that such policy is in full force and effect. Such policy shall name Landlord as an additional insured and shall be primary and non-contributing with any insurance carried by Landlord. The policy shall further provide that it shall not be cancelled or altered without twenty (20) days prior written notice to Landlord.

                           INDEMNIFICATION BY TENANT

     14.01 Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Leased Premises (other than those arising from negligence of Landlord or its agents or employees), or the conduct of its business or from any activity, work, or thing done, permitted or suffered by the Tenant in or about the Leased Premises, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act, neglect, fault or omission of the Tenant, or of its agents or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in or about such claim or any action or proceeding brought relative thereto and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel, chosen by Tenant and who is reasonably acceptable to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in or about the Leased Premises


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
from any cause whatsoever except that which is caused by the failure of Landlord to observe any of the terms and conditions of this Lease where such failure has persisted for an unreasonable period of time after written notice of such failure, and Tenant hereby waives all claims in respect thereof against Landlord. The obligations of Tenant under this section arising by reason of any occurrence taking place during the term of this Lease shall survive any termination of this Lease.

     14.02 Landlord shall indemnify and hold harmless Tenant against and from all claims arising from any breach or default in the performance of any obligation on Landlord's part to be performed under this Lease, or arising from any act, neglect, fault or omission of Landlord or of its agents, employees or contractors and from and against all reasonable costs, reasonable attorneys' fees, expenses and liabilities actually incurred in or about such claim or any action or proceeding brought relative thereto and in case any action or proceeding be brought against Tenant by reason of any such claim, Landlord upon notice from Tenant shall defend the same at Landlord's expense by counsel, chosen by Landlord and who is reasonably acceptable to Tenant. The obligations of Landlord or Tenant under this section arising by reason of any occurrence taking place during the term of this Lease shall survive any termination of this Lease.

                                WAIVER OF CLAIMS

     15.01 Tenant, as a material part of the consideration to be rendered to Landlord, hereby waives all claims against Landlord for damages to goods, wares and merchandise in, upon or about the Leased Premises and for injury to Tenant, its agents, employees, invitees, or third persons in or about the Leased Premises from any cause arising at any time, other than the intentional misconduct or negligence of Landlord, its agents and employees.

                               LANDLORD'S REPAIRS

     16.01 Tenant agrees that no representations respecting the Leased Premises or the condition thereof and that no promises to decorate, alter, repair or improve the Leased Premises, either before or after the execution hereof, have been made by Landlord or its agents to Tenant, unless the same are contained in the Work Agreement or Exhibit "B" or elsewhere in this Lease.

     16.02 Landlord shall maintain and repair only the common hallways and corridors, common rest rooms, main lobby area, heating, ventilating and air-conditioning systems, elevators, building and floor access control systems, electrical and plumbing systems, driveways and parking areas located on the Property, if any, the roof, foundation, floors and exterior walls and glass of the Building. Notwithstanding Landlord's obligation to maintain and repair under this Paragraph 16, Tenant shall repair and pay for any damage caused by Tenant, or Tenant's employees, agents, contractors, invitees or licensees, or caused by Tenant's default hereunder. Tenant shall immediately give Landlord written notice of any defect or need for repairs known to Tenant, after which Landlord shall have a reasonable time within which to repair same or cure such defect. Landlord's


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

[MISSING TEXT WILL BE PROVIDED LATER]

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

such obligation of Tenant shall survive the expiration or sooner termination of the Term.

                               ENTRY BY LANDLORD

     19.01 Tenant shall permit Landlord and Landlord's agents to enter the Leased Premises at all reasonable times for the purpose of inspecting the same to perform janitorial and cleaning services, or for the purpose of maintaining the Building, or for the purpose of decorating, making repairs, alterations, or additions to any portion of the Building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, or for the purpose of posting notices of non-responsibility for alterations, additions, or repairs, or for the purpose of showing the Leased Premises to prospective tenants within six (6) months prior to the expiration of the Lease, or placing upon the Building any usual or ordinary "for sale" signs, without any rebate of rent and without any liability to Tenant for any loss of occupation or quiet enjoyment of the Leased Premises thereby occasioned; and shall permit Landlord at any time within thirty (30) days prior to the expiration of this Lease, to place upon the Leased Premises any usual or ordinary "to let" or "to lease" signs. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the exterior doors about the Leased Premises. Any entry by Landlord shall be made upon notice to Tenant and during regular business hours or as otherwise acceptable to Tenant (other than in an emergency). In an emergency, Landlord shall have the right to enter the Leased Premises for any proper purpose.

                                    SERVICES

     20.01 Subject to the provisions set forth below in this Paragraph 20.01, Landlord shall furnish the following services to the Leased Premises:

     (a) Seasonable heating and air-conditioning between the hours of 8:00 a.m. and 6:00 p.m. on Mondays through Fridays, inclusive, and on Saturdays between the hours of 8:00 a.m. and 1:00 p.m., except for those days which are Holidays as defined on Exhibit "E" hereto. Heating, ventilating and air conditioning shall be sufficient to provide reasonable comfort for normal office use in the Leased Premises. Fresh air levels shall be maintained in accordance with prevailing Class A standards and ASHRAE 62-1989 standards (ventilation for acceptable indoor air quality).
     Landlord shall provide adequate thermal environmental comfort and air velocity limits in accordance with ASHRAE-55. Upon prior notice from tenant, Landlord shall provide Tenant with heating and air conditioning services during hours other than those listed above, it being understood that Tenant shall pay Landlord $18.00 per hour for such service.

     (b) General cleaning and janitorial services as shown on the attached schedule commencing after 5:00 p.m. on Mondays through Fridays, inclusive, except for Holidays.

     (c) Passenger elevator service at all times; provided, however, the Landlord reserves the right to reduce the


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     number of elevators in operation after 6:00 p.m. on Mondays through
     Fridays and at all times on Saturdays, Sundays, and Holidays and to impose such other reasonable elevator security measures as the Landlord deems appropriate.

     (d) Common use restroom facilities and drinking water.

     (e) Electricity for lighting and small business machines designed to operate on 110-120 volt electric power (e.g., ticket printers, facsimile machines, typewriters, dictating machines, adding machines, calculators, copiers, postage machines, teletypes, personal computers and any other small office equipment that is not computer related except personal computers, and any other equipment typical for Tenant's use provided that such use is not more than standard office use).

     20.02 Tenant will not use any electrical equipment which in Landlord's opinion will overload the wiring installations or interfere with the reasonable use thereof by other users in the Building. Tenant will not, without Landlord's prior written consent in each instance, connect any additional items (e.g., electric heaters, vending equipment and auxiliary air-conditioners) to the Building's electrical system, or make any alteration or addition to the system. Should Landlord grant such consent, all additional circuits or equipment required therefor shall be installed by Landlord and the cost of such installation, equipment and metering device shall be paid by Tenant. The consumption of electricity for such additional equipment shall be paid monthly by Tenant to Landlord at the prevailing utility company rates. In the event the Tenant desires heating, ventilating or air-conditioning services in addition to those set forth, above, the Landlord shall use its best efforts to make same available to Tenant at such rates as may be established from time to time by Landlord.

     20.03 Landlord shall not be liable for any damages directly or indirectly resulting from the installation, use or interruption of use of any equipment in connection with the furnishing of services referred to in this Lease, and particularly any interruption in services by any cause beyond the control of Landlord.

     20.04 Landlord reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, electrical power or other utilities or services when necessary by reason of war, insurrection, civil commotion, riots, acts of God or the enemy, governmental action, repairs, improvements, alterations, strikes, lockouts, picketing, whether legal or illegal, accidents, actions or inactions of Tenant, its agents, contractors, servants, employees, sublessees, concessionaires, licensees, invitees, or guests, inability of Landlord to obtain fuel or supplies or any other cause or causes beyond the reasonable control of Landlord.

                                  ABANDONMENT

            21.01  Intentionally omitted.


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
                                  DESTRUCTION

       22.01 In the event of (a) a partial destruction of the Leased Premises or the Building during the lease term which requires repairs to either the Leased Premises or the Building, or (b) the Leased Premises or the Building being declared unsafe or unfit for occupancy by any authorized public authority for any reason other than Tenant's act, use or occupation which declaration requires repairs to either the Leased Premises or the Building, Landlord shall forthwith make repairs, provided repairs can be made within sixty (60) days under the laws and regulations of authorized public authorities, but partial destruction (including any destruction necessary in order to make repairs required by any declaration) shall in no way annul or void this Lease, except that Tenant shall be entitled to a proportionate reduction of rent while such repairs are being made. The proportionate reduction is to be based upon the extent to which the making of repairs shall interfere with the business carried on by Tenant in the Leased Premises. In the event that repairs cannot be made within sixty (60) days, or repairs cannot be made under current laws and regulations, this Lease may be terminated at the option of either party. A total destruction (including any destruction required by any authorized public authority) of either the Leased Premises or the Building shall terminate this Lease. In the event of any dispute between Landlord and Tenant relative to the provisions of this paragraph, they may each select an arbitrator, the two arbitrators so selected shall select a third arbitrator and the three arbitrators so selected shall hear and determine the controversy and their decision thereon shall be final and binding on both Landlord and Tenant who shall bear the cost of such arbitration equally between them. Landlord shall not be required to repair any property installed in the Leased Premises by Tenant. Tenant waives any right under applicable laws inconsistent with the terms of this paragraph and in the event of a destruction agrees to accept any offer by Landlord to provide Tenant with comparable space within the project in which the leased Premises are located on the same terms as this Lease.

                            ASSIGNMENT AND SUBLETTING

       23.01 Landlord shall have the right to transfer and assign, in whole or in part its rights and obligations in the Building and Property that are the subject of this Lease. Tenant shall not assign this Lease or sublet all or any part of the Leased Premises without the prior written consent of the Landlord. In the event of any assignment or subletting, Tenant shall nevertheless at all times, remain fully responsible and liable for the payment of the rent and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. If all or any part of the Leased Premises are then assigned or sublet, Landlord, in addition to any other remedies provided by this Lease or provided by law, may at its option, collect directly from the assignee or subtenant all rents becoming due to Tenant by reason of the assignment or sublease. Any collection directly by Landlord from the assignee or subtenant shall not be construed to constitute a novation or a release of Tenant from the further performance of its obligations under this Lease.

                              INSOLVENCY OF TENANT

       24.01 Either (a) the appointment of a trustee to take possession of all or substantially all of the assets of Tenant, or (b) a general assignment by Tenant for the benefit of creditors, or (c) any action taken or suffered by Tenant under any insolvency or bankruptcy act shall, if any such appointments, assignments or action continues for a period of thirty (30) days, constitute a breach of this Lease by Tenant, and Landlord may at its election without notice, terminate this Lease and in that event be entitled to immediate possession of the Leased Premises and damages as provided below.

                                BREACH BY TENANT

       25.01 In the event of a monetary default by Tenant, which is not cured within ten (10) days of receipt of written notice by Tenant of such default or in the event of a nonmonetary default by Tenant which is not cured within thirty (30) days of receipt of written notice by Tenant of such default, Landlord in addition to any and all other rights or remedies that it may have hereunder, at law or in equity shall have the right to either terminate this Lease or from time to time, without terminating this Lease relet the Leased Premises or any part thereof for the account and in the name of Tenant or otherwise, for any such term or terms and conditions as Landlord in its sole discretion may deem advisable with the right to make reasonable alterations and repairs to the Leased Premises. Tenant shall pay to Landlord, as soon as ascertained, the costs and expenses incurred by Landlord in such reletting or in making such reasonable alterations and repairs. Should such rentals received from time to time from such reletting during any month be less than that agreed to be paid during that month by Tenant hereunder, the Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly.

       25.02 No such reletting of the Leased Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach provided it has not been cured. Should Landlord at any time terminate this Lease for any breach, including the cost of recovering the Leased Premises, and including (1) all amounts that would have fallen due as rent between the time of termination of this Lease and the time of judgment, or other award, less the avails of all relettings and attornments, plus interest on the balance at the rate of twelve percent (12%) per year; and (2) the worth at the time of the judgment or other award, of the amount by which the unpaid rent for the balance of the term exceeds the amount of such rental less that Tenant proves could be reasonably avoided. "Worth" as used in this provision, is computed by discounting the total at the discount rate of the Federal Reserve Bank of Atlanta at the time of the judgment, or award, plus one percent (1%).

                       ATTORNEYS' FEES/COLLECTION CHARGES

       26.01 Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its cost and expenses incurred in such suit, including reasonable attorneys' fees. If any rent or other sums of money owed or owing under this Lease is collected by or through an attorney at law, Tenant agrees to pay fifteen percent (15%) thereof as attorneys' fees. In the event of any dispute under this Lease, the prevailing party shall be entitled to an award of its costs and reasonable attorney's fees against the nonprevailing party.

                                  CONDEMNATION

       27.01 If, at any time during the term of this Lease, title to the Leased Premises should become vested in a public or quasi-public authority by virtue of the exercise of expropriation, appropriation, condemnation or other power in the nature of eminent domain, or by voluntary transfer from the owner of the Leased Premises under threat of such a taking then this Lease shall terminate as of the time of such vesting of title, after which neither party shall be further obligated to the other except for occurrence antedating such taking. The same results shall follow if less than the entire Leased Premises be thus taken, or transferred in lieu of such a taking, but to such extent that it would be legally and commercially impossible for Tenant to occupy the portion of the Leased Premises remaining, and impossible for Tenant to reasonably conduct his trade or business therein.

       27.02 Should there be such a partial taking or transfer in lieu thereof, but not to such an extent as to make such continued occupancy and operation by Tenant an impracticability, then this Lease shall continue on all of its same terms and conditions subject only to an equitable reduction in rent proportionate to such taking.

       27.03 In the event of any such taking or transfer, whether of the entire Leased Premises, or a portion thereof, it is expressly agreed and understood that all sums awarded, allowed or received in connection therewith shall belong to Landlord, and any rights otherwise vested in Tenant are hereby assigned to Landlord, and Tenant shall have no interest in or claim to any such sums or any portion thereof, whether the same be for the taking of the property or for damages, or otherwise. Landlord agrees that Tenant shall be entitled to pursue a separate award against the condemning authority so long as such award does not diminish or interfere with Landlord's award.

                                    NOTICES

       28.01 All notices, statements, demands, requests, consents, approvals, authorization, offers, agreements, appointments, or designations under this Lease by either party to the other shall be in writing and shall be sufficiently given and served upon the other party, if sent by certified mail, return receipt requested, postage prepaid, and addressed as follows:

         (a) To Tenant at the Leased Premises with a copy to Timothy J. Severt, Vice-President Administration, World Travel Partners, 1055 Lenox Park Boulevard, Suite 420, Atlanta, Georgia
                  30319;
         (b) To Landlord, addressed to Landlord at 4497 Park Drive, Norcross, Georgia 30093, with a copy to such other place as Landlord may from time to time designate by notice to Tenant.

                                        WAIVER

       29.01 The waiver by Landlord or Tenant of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition or any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

                             EFFECT OF HOLDING OVER

       30.01 If Tenant should remain in possession of the Leased Premises after the expiration of the lease term and without executing a new lease, then such holding over shall be construed as a tenancy from month to month, subject to all the conditions, provisions, and obligations of this Lease insofar as the same are applicable to a month to month tenancy, except that the rent payable hereunder shall be increased to 150% of the amount set out in subparagraph 3.01.

                                 SUBORDINATION

       31.01 This Lease, at Landlord's option, shall be subordinate to any ground lease, first priority mortgage, first priority deed of trust, or first priority security deed now or hereafter placed upon the real property of which the Leased Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof.

       31.02 Tenant and Landlord agree to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any such ground lease, mortgage, deed of trust or security deed, as the case may be, including specifically a subordination, non-disturbance and attornment agreement in the form hereto attached as Exhibit "D", and failing to do so within ten (10) days after written demand, does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney in fact and in Tenant's name, place and stead, to do so. If requested to do so, Tenant agrees to attorn to any person or other entity that acquires title to the real property encompassing the Leased Premises, whether through judicial foreclosure, sale under power, or otherwise, and to any assignee of such person or other entity.

                             ESTOPPEL CERTIFICATE

       32.01 Upon ten (10) days notice from Landlord to Tenant, Tenant shall deliver a certificate dated as of the first day of the calendar month in which such notice is received, executed by an appropriate officer, partner or individual, in the form as Landlord may require and stating but not limited to the following: (i) the commencement date of this Lease; (ii) the space occupied by Tenant hereunder; (iii) the expiration date hereof; (iv) a description of any renewal or expansion options; (v) the amount of rental currently and actually paid by Tenant under this Lease; (vi) the nature of any default or claimed default hereunder by Landlord and (vii) that Tenant in not in default hereunder nor has any event occurred which with the passage of time or the giving of notice would become a default by Tenant hereunder.

                                    PARKING

       33.01 Tenant shall be entitled to park in common with other tenants of Landlord. Landlord shall provide 4.0 parking spaces per 1,000 square feet of space in the Leased Premises at no extra charge to Tenant. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of parking facilities. Landlord reserves the right in its absolute discretion to determine whether parking facilities are becoming crowded and, in such event, to allocate parking spaces among Tenant and other tenants. There will be no assigned parking. Tenant agrees to park all Tenant's trucks in the parking spaces provided at the rear of the building. "Parking" as used herein means the use by Tenant's employees, its visitors, invitees, and customers for the parking of motor vehicles for such periods of time as are reasonably necessary in connection with use of and/or visits to the demised premises. No vehicle may be repaired or serviced in the parking area and any vehicle deemed abandoned by Landlord will be towed from the project and all costs therein shall be borne by the Tenant. All driveways, ingress and egress, and all parking spaces are for the joint use of all tenants. No area outside of the Leased Premises shall be used by Tenant for storage without Landlord's prior written permission.

                              MORTGAGE PROTECTION

       34.01 In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed or trust or holder of a security deed or mortgage covering the Leased Premises whose address shall have been furnished it, and shall offer such beneficiary or holder a reasonable opportunity to cure the default, including time to obtain possession of the Leased Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

                             RULES AND REGULATIONS

       35.01 This Lease is subject to the rules and regulations pertaining to the Building, which are attached as Exhibit "E". Tenant, its employees, agents, visitors, invitees, contractors and customers will perform and abide by said Rules and Regulations, and any amendments or additions to said Rules and Regulations as may be made from time to time by Landlord. Such amendments shall not adversely impact the business terms of this Lease.

                                   RELOCATION

        36.01 Intentionally omitted.

                            MISCELLANEOUS PROVISIONS

       A. Whenever the singular number is used in this Lease and when required by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and the word "person" shall include corporation, firm or association. If there be more than one tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

       B. The headings or titles to paragraphs of this Lease are for convenience only and shall have no effect upon the construction or interpretation of any part of this Lease.

       C. This instrument contains all of the agreements and conditions made between the parties to this Lease and may not be modified orally or in any other manner than by agreement in writing signed by all parties to this Lease.

       D. Where the consent of a party is required, such consent or approval will not be unreasonably withheld or delayed.

       E. This Lease shall create the relationship of Landlord and Tenant between Landlord and Tenant; no estate shall pass out of Landlord; Tenant has only a usufruct, not subject to levy and/or sale and not assignable by Tenant except as provided in paragraph 20.01 hereof.

       F. Except as otherwise expressly stated, each payment required to be made by Tenant shall be in addition to and not in substitution for other payments to be made by Tenant.

       G. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent.

       H. No payment by Tenant or receipt by Landlord of a lesser amount than any installment or payment of rent due shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or payment of rent shall be deemed an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or payment of rent, or pursue any other remedies available to Landlord.

       I. Subject to paragraph 20, the terms and provisions of this Lease shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors, and assigns of Landlord and Tenant.

       J. Tenant acknowledges and agrees that Landlord shall not be responsible for providing any further security protection for the Leased Premises than that set out on the attached schedule.

       K. This Lease shall be governed by Georgia law.

       L. Time is of the essence of each term and provision of this Lease.

       M. Tenant shall not record this Lease or a memorandum thereof without the written consent of Landlord. Upon the request of Landlord, Tenant shall join in the execution of a memorandum or so-called "short form" of this Lease for the purpose of recordation. Said memorandum or short form of this Lease shall describe the parties, the Leased Premises and the lease term, and shall incorporate this Lease by reference.

       N. Landlord's liability for performance of its obligations under the terms of this Lease shall be limited to its interest in the Building.

       O. Landlord hereby grants to Tenant the right of first refusal to lease any of the space in the Building as such space becomes vacant (the Adjacent Space) under the same terms and conditions as the Lease, except such terms as may be contained in the notice set out below. This right of first refusal to lease the Adjacent Space shall be specifically made subordinate to the rights of Wang Laboratories, Inc. to lease the space as contained in that certain lease Agreement by and between Honeywell Bull, Inc. and CDA-Weeks dated May 27, 1988, as assigned and amended.

       So long as Tenant is not then in default under the Lease, Landlord will notify Tenant when it has made a proposal to lease any portion of the Adjacent Space to a third party and the terms and conditions upon which it is willing to lease such space.

       Tenant shall provide written notice to Landlord, as to Tenant's decision to lease or not to lease that portion of the Adjacent Space within two (2) business days after Landlord has notified Tenant of the availability of such space (which notice can be verbal or by fax, addressed to Timothy J. Severt, Vice President Administration and Brian Learst, Chief Financial Officer, or their successors or supervisors, at World Travel Partners, 1055 Lenox Park Boulevard, Suite 420, Atlanta, Georgia 30319). If Tenant does provide such notice to lease the Adjacent Space, Landlord and Tenant will execute a lease for the Adjacent Space, within ten (10) days after Landlord's receipt of Tenant's notice of intent to lease on all the same terms as this Lease except for the rental terms, and other matters which shall be the same as those contained in the proposal to the third party. If Tenant does not provide written notice or indicates that it will not exercise its right of first refusal, this right will expire and Landlord shall have no future obligations to Tenant with regard to that portion of the Adjacent Space which was subject to such notice.

       P. Tenant shall have the option to terminate this Lease at any time effective on December 31, 1996 or the last day of any calendar month thereafter provided that Tenant gives written notice to Landlord of its intention to terminate at least one hundred twenty (120) days prior to the termination date and provided that Tenant pays to Landlord a sum equal to the unamortized tenant improvements and broker's commissions relating to the Lease. The total amount of tenant improvements and brokers commissions equal $111,592.00 which shall be amortized over thirty six (36) months at an interest rate of nine and one half (9.5%) percent. The schedule for such amount is attached as Exhibit "H". It is hereby acknowledged that any such amount required to be paid by Tenant in connection with such early termination is not a penalty but a reasonable estimate of the loss that would be incurred by Landlord as a result of such early termination of this Lease and, in that regard, constitutes liquidated damages with respect to such loss.

       On or prior to the termination date, Tenant will surrender possession of the Leased Premises in accordance with the provisions of this Lease as if the termination 'date were the expiration date of this Lease.

       Q. The building is equipped with an Essex Elevator Security System that restricts access to single tenant floors at times determined by Tenant. Landlord reserves the right to change the type of lock off system, however the Landlord agrees that it will not remove the lock off system.

       R. Tenant shall have the option to renew this Lease Agreement for one
(1) three (3) year term, provided that Tenant gives written notice to Landlord of its intention to renew at least one hundred eighty (180) days prior to the end of the then current term thereof. The renewal shall be upon the same terms and conditions and the same base year as the Agreement, except that the base rent for the renewal term shall be subject to adjustment on the first (1st) day of the renewal term (the "First Adjustment Date") as follows: The base for computing such adjustment is the Index, as defined herein below. If the index published for the month immediately preceding the First Adjustment Date (the "First Adjustment Index") has increased over the index published for the first month after the Commencement Date (the "Initial Index"), the Renewal Base Rate shall be adjusted by multiplying the Renewal Base Rate by a fraction, the numerator of which is the First Adjustment Index and the denominator of which is the Initial Index. However, notwithstanding the foregoing, in no event shall such Annual Rental increase less than four (4%) percent or more than twelve (12%) percent.

       "Index" shall mean the Consumer Price Index for All Urban Consumers, U.S. City Average for All Items (1982-1984 = 100) published by the Bureau of Labor Statistics, United States Department of Labor. If the Index shall be revised or cease to be compiled and published at any time during the term of this Lease, but a comparable successor index is compiled and published by the Bureau of Labor Statistics, United States Department of Labor, the adjustments shall be computed according to such successor index with appropriate adjustments in the index to reflect any differences in the method of computation from the Index. If the Index is changed so that the base year differs from that in effect on the Commencement Date, the Index shall be converted in accordance with the conversion factor published with the Bureau of Labor Statistic, United States Department of Labor. If, at anytime during the term of this Lease, neither the Index nor a comparable successor index is compiled or published by the Bureau of Labor Statistics, the index for "all items" compiled and published by any other branch or department of the Federal Government shall be used for the adjustments, and if no such index is compiled and published by any branch or department of the Federal government, the statistics reflecting cost of living increases as compiled any institution or organization or individual generally recognized as an authority by financial and insurance institutions shall be used as a basis for such adjustments in order to obtain substantially the same result as would have been obtained if the Index had not been discontinued or revised.

       It is expressly understood that Tenant shall have no option to renew this Lease for the renewal term if at the time of the attempted exercise of such option or at the commencement of such renewal term this Lease is not then in full force and effect and if Tenant is then in default of any terms and conditions of this Lease.

       S. Tenant will purchase and install a new supplemental HVAC unit in the Leased Premises. This HVAC unit will be separately metered and Tenant will be fully responsible for the cost and maintenance associated with such HVAC unit.

       T. Exhibits A, B, C, D, E, F and G are attached hereto and made a part hereof by reference.

        U. In addition to the Allowance as set forth in Paragraph 6.01 herein, Landlord shall provide Tenant a special space planning allowance equal to $1,521.72, payable upon execution of this Lease.

        V. It is understood and agreed that Tenant may utilize Suite numbers 710, 720, 730, 740, 750 and 775 in addition to Suite number 700, however, such additional suite numbers shall not apply as to the provisions of paragraph
28.01 of the Lease.

       W. Landlord will disburse the Allowance to Tenant upon compliance by Tenant with the following conditions:

        (a) Tenant shall submit to Landlord an application and certificate for payment, showing the amount of the Improvements installed or constructed through the date of the draw request. The form shall be signed by Tenant and its contractor and shall be accompanied by such documentation as is reasonably required by Landlord to verify and ensure that the work shown on the draw request has been completed.

        (b) Tenant shall submit to Landlord such lien waivers and affidavits as are necessary, in Landlord's opinion, to ensure that the Leased Premises, the Building and the Land remain free and clear of all liens and other encumbrances arising as a result of the installation and construction of the Improvements. All such lien waivers and affidavits shall be satisfactory in form and substance to Landlord.

        (c) Tenant shall obtain a certificate of occupancy from Dekalb County for the Leased Premises. Tenant agrees that it shall have no right to, and will not, occupy the Leased Premises until a certificate of occupancy for the Leased Premises has been issued by the appropriate governmental authority(ies).

        (f) All construction work done by Tenant in the Leased Premises shall be pursued diligently to completion and shall be performed in a good and workmanlike manner, and in compliance with all governmental regulations. Tenant covenants and agrees that all contractors, subcontractors and other persons or entities performing work for Tenant at the Leased Premises will carry (i) liability insurance in amounts acceptable to Landlord, in Landlord's reasonable opinion, and (ii) worker's compensation insurance in the amounts required by law.

        (e) Tenant hereby indemnifies Landlord against, and shall keep all portions of the Leased Premises, the Building and the Land free from liens for any work performed, material furnished or obligations incurred by Tenant. Should any liens or claims be filed against all or any portion of the Leased Premises, the Building or the Land by reason of Tenant's acts, omissions or work performed by any person or entity, Tenant shall cause same to be discharged by bond or otherwise within fifteen (15) days following notice thereof. If Tenant fails to cause any such lien or claim to be discharged within the required time, Landlord may cause same to be discharged and may make any payment that Landlord, in its reasonable judgment, considers necessary, desirable or proper in order to do so. All amounts paid by Landlord shall bear interest at the lower of (i) eighteen percent (18%) per annum, or (ii) the highest rate permitted under applicable law, from the date of payment by Landlord and shall be payable by Tenant to Landlord upon written demand.



                   (SIGNATURES CONTAINED ON FOLLOWING PAGE)

       IN WITNESS WHEREOF, the parties hereto who are individuals have set their hands and seals, and the parties who are corporations have caused this instrument to be duly executed by its proper officers and its corporate seal to be affixed, as of the day and year first above written.

                                               LANDLORD:

Signed, sealed and delivered                   WEEKS REALTY, L.P.,
as to Landlord, in the                         a Georgia Limited Partnership
presence of:

      /s/ Patricia                             By: Weeks Corporation,
-----------------------------------------          a Georgia Corporation,
Notary Public, Gwinnett County, Georgia            its sole general partner
My Commission expires June 9, 1997

----------------------------------------       By:   A.R. Weeks, Jr.
Notary Public                                       --------------------------
                                               Name: A.R. Weeks, Jr.
                                                    --------------------------
                                               Its:  Chairman/CEO
                                                    --------------------------

                                                            (Corporate Seal)


                                               TENANT:
Signed, sealed and delivered
as to Landlord, in the                         WORLD TRAVEL PARTNERS, LTD.
presence of:

      /s/                                      By:   Timothy J. Severt
-----------------------------------------           --------------------------
                                               Name: Timothy J. Severt
                                                    --------------------------
-----------------------------------------      Its:  VP of Administration
Notary Public                                       --------------------------


                                               ATTEST:

                                               By:
                                                   ---------------------------
                                               Name:
                                                    --------------------------
                                               Its:
                                                    --------------------------

                                                                   EXHIBIT 10.11


Weeks Corporation                 EXHIBIT "A"
4497 Park Drive
Norcross, Georgia 30093
404 923-4076/Phone
404 717-3310/Fax

[WEEKS LOGO]


- Druid Chase Office Park
  6 West Druid Hills Road, Suite 700
  Space Available: 12,681 RSF (7th Floor)

                         [DRUID CHASE OFFICE PARK MAP]




                                   EXHIBIT A

                                  EXHIBIT "B"















                                                                         [ MAP ]




























     [LOCATION MAP]



                                  EXHIBIT "B"

                             ACCEPTANCE OF PREMISES



Lessee:
           --------------------------------------------------------------------

Lessor:
           --------------------------------------------------------------------

Date Lease Signed:
                  -------------------------------------------------------------

Term of Lease:
              -----------------------------------------------------------------

Address of Leased Premises: Suite ____ containing approximately__________square feet, located at
                ---------------------------------------------------------------

Commencement Date:
                   ------------------------------------------------------------

Expiration Date:
                 --------------------------------------------------------------

The above described premises are accepted by Lessee as suitable for the purpose for which they were let. The above described lease term commences and expires on the dates set forth above. Lessee acknowledges that it has been received from Lessor ______ number of keys to the leased premises. It is understood that there is a punch list which will be completed after move-in and will be an exhibit to the Tenant Estoppel.



LESSEE



--------------------------------
      (Type Name of Lessee)
                                             WITNESS



By:
   ----------------------------              ----------------------------
          (Signature)                                 (Signature)


-------------------------------              ----------------------------
     (Type Name and Title)                             (Company)





                                   EXHIBIT "C"

                                  EXHIBIT "D"

            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

      THIS AGREEMENT, made as of the ___ day of ______________, 1995, between _________________________________________________________with offices at_______
("Tenant") and _____________________________________ (herein, together with its successors, transferees and assigns, the "Mortgagee");

                              W I T N E S S E T H:

      WHEREAS, Mortgagee is about to or has heretofore granted to __________________________________, a Georgia limited partnership (the "owner")
a first mortgage loan, which loan is secured by a security deed (herein "Mortgage") dated as of ___________, 198_ and duly recorded on ___________, 198_
in the land records of Gwinnett County, Georgia; and

      WHEREAS, the Mortgage is to be a first and prior lien upon the Owner's fee estate in the real property described in Exhibit "A" annexed hereto ("Mortgaged Premises"); and

      WHEREAS, Tenant is occupying a portion of the Mortgaged Premises under a lease dated as of ______________, 198_ in which Owner is Landlord (the "Lease") covering that portion of the Mortgaged Premises therein more particularly described (the "Leased Premises"); and

      WHEREAS, Tenant desires to be assured of its continued and undisturbed occupancy of the Leased Premises should the Mortgage be foreclosed or the Mortgaged Premises sold pursuant to any power of sale contained therein and Mortgagee is agreeable thereto.

      NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and in further consideration of the sum of ONE DOLLAR ($1.00) each to the other in hand paid, the receipt whereof is hereby acknowledged, Tenant and Mortgagee mutually covenant and agree as follows:

      FIRST: The Lease and all of Tenant's rights, interest and estate therein and thereunder are hereby made subject and subordinate to the lien of the Mortgage and to any extensions, renewals, replacements, modifications, additions or consolidations thereof and to all rights, title and interest of Mortgagee and its successors and assigns therein and thereunder.

      SECOND: in the event, however, proceedings shall ever be instituted by Mortgagee to foreclose or liquidate the Mortgage, the Tenant's possession of its leased portion of the Mortgaged Premises shall not be disturbed by the foreclosure proceedings and the Mortgaged Premises shall be sold at any foreclosure sale subject to Tenant's possession on condition that:

    (a) there shall be, at the time of commencement of foreclosure proceedings, as well as all subsequent times, no default by Tenant in the due and timely observance and performance of any covenant and agreement in the Lease to be observed and performed by Tenant; and

    (b) the Tenant shall not have entered into any agreement modifying any term, condition or agreement of the Mortgagee-approved Lease without the prior written consent of Mortgagee.

      THIRD: Tenant shall attorn to Mortgagee while Mortgagee is in possession of the Mortgaged Premises, or to a Receiver appointed in any action or proceeding to foreclose the Mortgage. In the event of the completion of foreclosure proceedings and sale of the Mortgaged Premises or in the event the Mortgagee should otherwise acquire possession of the Mortgaged Premises, the Tenant will promptly upon demand attorn to the purchaser at the foreclosure sale or to the Mortgagee, as the case may be, and will recognize such purchaser or the Mortgagee as the Tenant's landlord. The Tenant agrees to execute and deliver, at any time and from time to time, upon the request of the Mortgagee or the purchaser at the foreclosure sale, as the case may be, any instrument which may be necessary or appropriate to such successor landlord to evidence such attornment. The Tenant shall, upon demand of the Mortgagee or any Receiver or purchaser at the foreclosure sale, pay to the Mortgagee or to such Receiver or purchaser, as the case may be, all rental monies then due or as they thereafter become due.

       FOURTH: Upon the attornment provided for in preceding Paragraph THIRD the Tenant's occupancy shall thereafter be in full force and effect as under a direct Lease between Mortgagee, the Receiver or the purchaser at the foreclosure sale, as the case may be, and Tenant. It is specifically understood and agreed that Mortgagee or any such Receiver or purchaser shall not be:

    (a) liable for any act, omission, negligence or default of any prior landlord, or

    (b) subject to any offsets, claims or defenses which Tenant might have against any prior landlord; or

    (c) bound by any rent or additional rent which Tenant might have paid for more than one month in advance to any prior landlord; or

    (d) bound by any amendment or modification of the Lease made without the prior written consent of the Mortgagee.

       FIFTH: On and after the date Tenant in good standing attorns to Mortgagee or any Receiver or subsequent owner in pursuance of its agreement herein set forth, Mortgagee, the Receiver or such subsequent owner will undertake and perform all subsequent obligations of the Landlord as set forth in the Lease for the benefit of and undisturbed occupancy of Tenant under the Lease.

       SIXTH: Tenant agrees it will not amend, modify nor abridge the Lease in any way, nor cancel or surrender the same without prior written approval of the Mortgagee other than by reason of a continued uncured material default of the landlord under the Lease, nor will the Lease ever merge into the fee in the event that Mortgagee acquires fee title to the Mortgaged Premises.

       SEVENTH: Any notices or other communication to be given hereunder by either party shall be in writing and shall be deemed to have been sufficiently given or served for all purposes if sent by registered or certified mail with return receipt requested to the other party hereto at its address above stated or such other address of which written notification has been timely given to the other party.

       EIGHTH: Mortgagee has and shall have the continuing right to execute and record in the Land Records of Gwinnett County, Georgia at any time, in its unilateral discretion, a Declaration of Subordination for the purpose of thereby subordinating its rights, title and interest in and under the Mortgage to the rights, title and interest of Tenant under the Lease. Such Declaration of Subordination shall, at Mortgagee's election, operate, function and be in full force and effect for whatever period of time Mortgagee declares therein that it shall be in force not exceeding the term of the Lease and any extensions thereof and the said Declaration may be voided unilaterally by Mortgagee when it so elects.

       NINTH: Tenant waives any and all rights it may have to execute and record after the date hereof any document purporting to again or further subordinate its right, title or interest under the Lease to the lien of either the Mortgage or any other mortgage or deed of trust or any ground lease or any agreement modifying or amending the Mortgage except with the written consent of Mortgagee.

       TENTH: This Agreement cannot be changed orally but only in writing signed by both parties hereto.

       ELEVENTH: This Agreement may be recorded by either party at its own expense in the Land Records of Gwinnett County, Georgia whenever, in its sole discretion, either party elects so to do.

       TWELFTH: All of the terms, covenants and conditions hereof shall run with the Mortgaged Premises and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, acknowledged and delivered the day and year first above written.

SIGNED, SEALED AND DELIVERED                    TENANT:
in the presence of:

---------------------------
                                                BY:
---------------------------                        -------------------------


                                                MORTGAGEE:



                                                BY:
---------------------------                        -------------------------

---------------------------


       The undersigned Owner of the leased and mortgaged premises hereby consents to the foregoing Agreement and agrees to be bound by and subject to the terms thereof.




                                                 BY:
                                                    ------------------------

                                  EXHIBIT "E"

                             RULES AND REGULATIONS

   1. The Tenant shall give the Landlord not less than forty-eight (48) hours prior written notice of the Tenant's intention to move into or to move out of the Building, and all such moves shall be conducted on Saturdays, Sunday, or Holidays, or between the hours of 6 p.m. and 7 a.m. The Tenant shall use, or cause to be used, the freight elevator serving the Building (and not any of the passenger elevators) in connection with all such moves into or out of the Building. The Tenant shall be responsible to the Landlord for all damage done to the Building, the Leased Premises or any portion of either, by the Tenant's movers. The Tenant shall insure that its movers take all necessary precautions required by the Landlord to protect the Building and all portions thereof, including, without limitation, protection of all flooring, carpeting, wallcovering, doors and door frames.

   2. All safes or other heavy articles shall be carried up or into the Building only at such times and in such manner as shall be prescribed by the Landlord and the Landlord shall in all cases have the right to specify the proper weight and position of any such safe or other heavy article. Any damage done to the Building by taking in or removing any equipment or from overloading any floor in any way shall be paid the Tenant. Defacing or injuring in any way any part of the Building by the Tenant, his invitees, agents or employees, shall be paid for by the Tenant.

   3. The sidewalks, entries, passages, corridors, stairways and elevators shall not be obstructed by Tenants, their employees or agents, or used by them for purposes other than ingress and egress to and from their respective suites.

   4. Tenant will refer all contractors, contractors' representatives and installation technicians rendering any service for Tenant to Landlord for Landlord's approval and supervision before performance of any contractual service. This provision shall apply to all work performed in the Building, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building. Such approval, if given, shall in no way make Landlord a party to any contract between Tenant and any such contractor, and Landlord shall have no liability therefor.

   5. If any Tenant desires, at his cost, telegraphic, telephonic or other electric connections, Landlord or its agents will direct the electricians (which must be approved in advance by Landlord) as to where and how the wires may be introduced, and without such directions, no boring or cutting for wires will be permitted.

   6. The Tenant shall not (without Landlord's written consent) install or operate any fans, electric heaters, machinery or stove upon the Leased Premises, or carry on any mechanical business thereon, or do any cooking thereon, or use or allow to be used upon the Leased Premises, oil, burning fluids, camphene, gasoline or kerosene for heating, warming or light. No article deemed extra hazardous on account of fire and no explosives shall be brought into the Building. No offensive gases or liquids will be permitted within the Building.

   7. Tenant shall not install or authorize the installation of any vending machines, food or beverage preparation machines or dispensing devices, nor shall Tenant authorize the delivery of food or beverage to the Building, without Landlord's prior written approval. Landlord shall have the right to rescind this approval, if given, without liability to Tenant for reimbursement of any Tenant costs or expenses.

   8. No sign, advertisement or notice shall be inscribed, painted or affixed on any part of the inside or outside of the Building unless of such color, size and style and in such place as shall first be designated by Landlord; there shall be no obligation or duty on Landlord to allow any sign, advertisement or notice to be inscribed, painted or affixed on any part of the inside or outside of the Building. Tenant suite identification on or adjacent to entry doors will conform to standards established by Landlord and must be installed by Landlord at Tenant's expense. A directory in a conspicuous place, with the names of the Tenants, will be provided by Landlord; any necessary revision in Tenant's name will be made by Landlord within a reasonable time after notice from the Tenant, and upon payment of a standard fee. No furniture shall be placed in front of the Building or in any lobby or corridor without written consent of Landlord. Landlord shall have the right to remove all other signs and furniture, without notice to Tenant at the expense of Tenant.

   9. Tenant shall have the non-exclusive use in common with the Landlord, other tenants, their guests and invitees, of the automobile parking areas, driveways and footways, subject to reasonable rules and regulations for the use thereof as may be prescribed from time to time by Landlord. Landlord shall have the right to designate parking areas for the use of the other tenants in the Building and their employees, and the tenants and their employees shall not park in parking areas not so designated, specifically including driveways, fire lanes, loading/unloading areas, walkways and building entrances. Landlord will not be liable for damage to vehicles in the parking areas or for theft of vehicles, personal property from vehicles, or equipment of vehicles. Tenant agrees that Tenant and employees of Tenant shall not park on off-site surrounding property, whether publicly or privately owned, without the written consent of the owner of such surrounding property.

   10. No Tenant shall do or permit anything to be done in said Leased Premises, or bring or keep anything therein, which will in any way increase the rate of fire insurance on said Building, or on property kept therein, or obstruct or interfere with the rights of other Tenants, or in any way injure or annoy them, or conflict with the laws relating to fire, or with any regulations of the fire department, or with any insurance policy upon said buildings or any part thereof, or conflict with any rules and ordinances of the local Board of Health or any governing bodies.

   11. Tenant shall not injure, overload or deface the Building, the woodwork or the walls of the Building, nor carry on upon the Leased Premises any noisome, noxious, noisy, or offensive business.

   12. No person shall disturb the occupants of the Building by the use of any musical instruments, radios, televisions, phonographs, tape players, etc., the making of unreasonable noises, odors, vibrations or any other unreasonable use of the Building. No dogs or other animals or pets of any kind will be allowed in the Building.

   13. No portion of the Building shall be occupied or used as sleeping or lodging quarters at any time.

   14. Tenant shall not employ any person other than the janitors of Landlord (who will be provided with pass-keys into the Building) for the purpose of cleaning or taking charge of the Building.

   15. The janitor or janitors of the Building may keep a pass key, and he shall at all times be allowed admittance to said Leased Premises.

   16. Landlord or its agents shall have the right to enter the Leased Premises to examine the same or to make such repairs, alterations or additions as Landlord shall deem necessary for the safety, preservation or improvement of the Building.

   17. Landlord or its agents may show said Leased Premises and may place on the windows or doors thereof, or upon the bulletin board, a notice "For Rent" for six (6) months prior to the expiration of the Lease.

   18. No additional locks shall be placed upon any doors without the written consent of the Landlord. All keys to the Leased Premises and Building Security Card Keys (if any) shall be furnished by the Landlord in a reasonable number commensurate with the square footage leased. Additional keys and Building Security Card Keys (if any) shall be furnished to Tenant at Landlord's cost plus a reasonable administrative fee. Upon termination of this Lease, all keys and Building Security Card Keys (if any) shall be surrendered, and the Tenant shall then give the Landlord or his agents explanation of the combination of all locks upon the doors or vaults.

   19. No windows or other openings that reflect or admit light into the corridors or passageways, or to any other place in said Building, shall be covered or obstructed by any of the Tenants. No sunscreen or other film shall be applied to the interior surface of any window glass. All glass, locks and trimmings in or upon the doors or windows of the Building shall be kept whole and, when any part thereof shall be broken, the same shall be immediately replaced or repaired and put in order under the direction and to the satisfaction of Landlord, and shall be left whole and in good repair.

   20. If Tenant desires shades, draperies or other window treatment, they must be of such shape, color, materials and make as shall conform with other window treatment within the Building, shall be purchased and installed at the sole cost and expense of Tenant, and shall be approved in advance by Landlord.

   21. The water closets and other water fixtures shall not be used for any purpose other than those for which they were designed or constructed, and any damage resulting to them from misuse, or the defacing or injury of any part of the Building, shall be borne by the person who shall occasion it.

   22.  No bicycles or similar vehicles will be allowed in the Building.

   23. Nothing shall be thrown out the windows of the Building or down the stairways or other passages.

   24. Landlord reserves the right at any time to take one elevator out of service to Tenants for exclusive use by the Building management in servicing the Building.

   25. Tenant shall not disturb any occupant of the Building, or canvas or conduct surveys within the Building (without the prior written consent of Landlord), and shall cooperate to prevent same.

   26. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

   27. Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

   28.  The following shall constitute Holidays for purposes of this Lease:

   January 1st                                        New Year's Day
   Last Monday in May                                 Memorial Day
   July 4th                                           Independence Day
   First Monday in September                          Labor Day
   Fourth Thursday in November                        Thanksgiving Day
   December 25th                                      Christmas Day

   29. The Landlord reserves the right to make such other reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building, and for the preservation of good order therein. The Landlord shall not be responsible to the Tenant for the nonobservance or violation of any of the rules and regulations by any other occupant or tenant of the Building.

                                  EXHIBIT "F"


                               SPECIFICATIONS FOR
                                  DRUID CHASE

                                                                       SERVICE
                                                                       DAYS/YR

RESTROOMS
CLEAN RESTROOM FIXTURES & MIRRORS, WIPE ALL COUNTERS                      260
SPT CLN WALLS & PART., REFILL DISP.,  EMPTY TRASH & MOP FLOORS.
WASH ALL RESTROOM PARTITIONS ON BOTH SIDES.                                52
DUST AND CLEAN ALL RETURN AIR VENTS.                                       52
MACHINE SCRUB ALL RESTROOM FLOORS USING GERMICIDAL DETERGENT.               4
WASH ALL CERAMIC TILE WALLS BY HAND.                                        2

ELEVATORS
COMPLETELY CLEAN AND DAMP MOP HARD FLOOR ELEVATOR.                        260
COMPLETELY CLEAN AND VACUUM CARPETED ELEVATOR.                            260

STAIRS
POLICE STAIRS FOR LITTER.                                                 248
SWEEP / DUST -MOP STAIRS REMOVING ALL LITTER, DEBRIS AND SPOTS.            12

EXECUTIVE OFFICES
EMPTY ALL TRASH RECEPTACLES AND REPLACE LINERS AS NECESSARY.              260
DUST ALL HORIZONTAL SURFACES.                                             260
SPOT CLEAN ALL WALLS, DOORS, LIGHT SWITCHES DESKS AND TABLES.             260
FULLY VACUUM CARPETS FROM WALL TO WALL.                                   260
USING APPROVED SPOTTER, SPOT CLEAN CARPETED AREA.                          52
BRUSH AND REMOVE SPOTS FROM FURNITURE AS NEEDED.                           52
SPOT CLEAN INTERIOR GLASS WITHIN NORMAL REACH.                            260
USING EDGING TOOL, VACUUM CORNERS AND EDGES.                               52
REMOVING VISIBLE DUST AND DEBRIS.
CLEAN AND DISINFECT TELEPHONES.                                            12
DUST ALL LOW REACH AREAS.                                                  52
DUST ALL VENETIAN BLINDS.                                                  12
DUST ALL HIGH REACH AREAS.                                                 12
VACUUM OR DUST ALL VENTS AND GRILL WORK AS NEEDED.                          4
THOROUGHLY CLEAN INTERIOR GLASS WITH THE EXCEPTION OF                      12
THE INTERIOR OF EXTERIOR WINDOWS.

CORRIDORS - CARPET
FULLY VACUUM CARPETS FROM WALL TO WALL.                                   260
USING APPROVED SPOTTER, SPOT CLEAN CARPETED AREA.                         260
SPOT CLEAN ALL WALLS, DOORS, LIGHT SWITCHES, DESKS AND TABLES.            260
DUST ALL LOW REACH AREAS.                                                 260
EMPTY AND DAMP WIPE ASHTRAYS; CLEAN CIGARETTE URNS, SMOOTH SAND.          260
AND REPLACE AS NECESSARY.
CLEAN AND POLISH DRINKING FOUNTAINS.                                      260
DUST ALL HIGH REACH AREAS.                                                 52
VACUUM OR DUST ALL VENTS AND GRILL WORK AS NEEDED.                         12

                                  EXHIBIT "G"

                            DRUID CHASE OFFICE PARK

                        SECURITY SCHEDULE AS OF 8/15/95

Weekday Schedules:

      The 6 W. Druid Hills Building remains unlocked from 7 a.m. - 6 p.m., Monday through Friday. Single tenant floors will activate/deactivate the elevator control for their floor at their discretion.

      9 a.m. - 10 p.m., M-F   Roving patrol service throughout parking lots

      11 p.m. - 7 a.m.        3-4 random checks of the property are made and
                              include exterior door checks to ensure building is secure. Additionally, one interior door check is made to secure any unlocked suites. Security does not maintain elevator codes, therefore, no suite door checks are made if elevator is locked down.

      Note: Security is available to escort personnel on weekdays until 10 p.m. at specific times to be provided in advance. After 10 p.m., escort service can be provided at scheduled times at tenant's expense.

Weekend & Holiday Schedules:

      7 a.m. - 7 p.m.         3-4 random patrols to include exterior door
                              checks only.

      7 p.m. - 7 a.m.         3-4 random patrols to include exterior door
                              checks and one interior door check. Again, security does not maintain elevator codes, therefore, no suite door checks are made if elevator is locked.

      Escort service can be provided on weekends and holidays and after above hours at scheduled times at Tenant's expense which shall be charged to Tenant at Landlord's actual cost.

In case of emergency requiring security's attention, Tenant should call 982-9191 and the answering service will page the Manager on call to dispatch security, if necessary.

      ** Weeks Corporation reserves the right to modify the schedule from time to time as deemed necessary to provide adequate security to the Property. However, Landlord agrees that the schedule outlined above shall be the minimum service and that any modifications will not be less than currently provided.

                                  EXHIBIT "H"


MONTH IN WHICH
TERMINATION IS
EXERCISED                                                    UNAMORTIZED AMOUNT
-------------------------------------------------------------------------------


     1                                                           $108,900.82
     2                                                            106,188.33
     3                                                            103,454.36
     4                                                            100,698.76
     5                                                             97,921.33
     6                                                             95,121.92
     7                                                             92,300.35
     8                                                             89,456.44
     9                                                             86,590.02
     10                                                            83,700.90
     11                                                            80,788.91
     12                                                            77,853.87
     13                                                            74,895.59
     14                                                            71,913.89
     15                                                            68,908.59
     16                                                            65,879.50
     17                                                            62,826.42
     18                                                            59,749.18
     19                                                            56,647.57
     20                                                            53,521.41
     21                                                            50,370.50
     22                                                            47,194.64
     23                                                            43,993.65
     24                                                            40,767.31
     25                                                            37,515.43
     26                                                            34,237.81
     27                                                            30,934.24
     28                                                            27,604.51
     29                                                            24,248.43
     30                                                            20,865.77
     31                                                            17,456.34
     32                                                            14,019.91
     33                                                            10,556.28
     34                                                             7,065.23
     35                                                             3,546.54

                               SPECIFICATIONS FOR
                                  DRUID CHASE

                                                                                       SERVICE
                                                                                       DAYS/YR

DUST INTERIOR OF FIRE EXTINGUISHER CABINETS, FIRE EXTINGUISHERS,                          12
AND CLEAN BOTH SIDES OF CABINET GLASS.

TILED AREAS
EMPTY ALL TRASH RECEPTACLES AND REPLACE LINERS AS NECESSARY.                             260
DUST MOP ALL HARD SURFACE FLOORS WITH TREATED DUST MOP.                                  260
DUST ALL HORIZONTAL SURFACES.                                                            260
BRUSH AND REMOVE SPOTS FROM FURNITURE AS NEEDED.                                          52
SPOT CLEAN ALL WALLS, DOORS, LIGHT SWITCHES, DESKS AND TABLES.                           260
MOP ALL STAINS AND SPILLS ESPECIALLY COFFEE AND DRINK SPILLS.                            208
DAMP MOP ENTIRE AREA.                                                                     52
DUST ALL LOW REACH AREAS.                                                                 52
USING A HIGH SPEED FLOOR MACHINE SPRAY BUFF ALL HARD SURFACE                              12
AREA.
DUST ALL HIGH REACH AREAS.                                                                12
VACUUM OR DUST ALL VENTS AND GRILL WORK AS NEEDED.                                         4
STRIP HARD SURFACE FLOOR AND RECOAT WITH TWO COATS OF FLOOR                                2
POLISH.
LAY ONE COAT OF FLOOR POLISH.                                                              2

ELEVATOR LOBBY - VCT
CLEAN AND POLISH ELEVATOR BRIGHT WORK.                                                   260
SPOT CLEAN ALL WALLS, DOORS, LIGHT  SWITCHES, DESKS AND TABLES.                          260
DUST MOP ALL HARD SURFACE FLOORS WITH TREATED DUST MOP.                                  260
DAMP MOP ENTIRE AREA.                                                                    260
USING A HIGH SPEED FLOOR MACHINE SPRAY BUFF ALL HARD SURFACE                              12
AREA.
STRIP HARD SURFACE FLOOR AND RECOAT WITH TWO COATS OF FLOOR                                4
POLISH.
LAY ONE COAT OF FLOOR POLISH.                                                              4

LOBBIES-GRANITE/MARBLE
EMPTY AND DAMP WIPE ASHTRAYS; CLEAN CIGARETTE URNS, SMOOTH SAND                          260
AND REPLACE AS NECESSARY.
CLEAN LOBBY SIGN DIRECTORIES REMOVING ALL SOIL.                                          260
BRUSH AND REMOVE SPOTS FROM FURNITURE AS NEEDED.                                         260
POLISH ALL WOOD SURFACES WITH APPROVED POLISH.                                           260
CLEAN BOTH SIDES OF ALL GLASS DOORS.                                                     260
DUST ALL HORIZONTAL SURFACES.                                                            260
DUST ALL LOW REACH AREAS.                                                                260
SPOT CLEAN ALL WALLS, DOORS, LIGHT SWITCHES, DESKS AND TABLES.                           260
VACUUM WALK-OFF MATS.                                                                    260
DUST MOP ALL HARD-SURFACE FLOORS WITH TREATED DUST MOP.                                  260
DAMP MOP ENTIRE AREA.                                                                    260
DRY BUFF HARD SURFACE FLOOR WITH HIGH SPEED FLOOR MACHINE.                               260

                               SPECIFICATIONS FOR
                                  DRUID CHASE

                                                                        SERVICE
                                                                        DAYS/YR

SPOT CLEAN INTERIOR GLASS WITHIN NORMAL REACH.                            260
EMPTY ALL TRASH RECEPTACLES AND REPLACE LINERS AS NECESSARY.              260
DUST ALL HIGH REACH AREAS.                                                 52
THOROUGHLY CLEAN INTERIOR GLASS WITH THE EXCEPTION OF
  THE INTERIOR OF EXTERIOR WINDOWS.                                        52
DUST ALL WALL SURFACES.                                                     2

COMPUTER ROOMS - RAISED, TILE
EMPTY ALL TRASH RECEPTACLES AND REPLACE LINERS AS NECESSARY.              260
DUST MOP ALL HARD SURFACE FLOORS WITH TREATED DUST MOP.                   260
MOP ALL STAINS AND SPILLS ESPECIALLY COFFEE AND DRINK SPILLS.             260
DUST ALL HORIZONTAL SURFACES.                                              52
DUST ALL LOW REACH AREAS.                                                  52
SPOT CLEAN ALL WALLS, DOORS, LIGHT SWITCHES, DESKS AND TABLES.            260
BRUSH AND REMOVE SPOTS FROM FURNITURE AS NEEDED.                           52
VACUUM WALK-OFF MATS.                                                      260
SPOT CLEAN INTERIOR GLASS WITHIN NORMAL REACH.                            260
THOROUGHLY CLEAN INTERIOR GLASS WITH THE EXCEPTION OF
  THE INTERIOR OF EXTERIOR WINDOWS.                                        12
DUST ALL HIGH REACH AREAS.                                                 52
MACHINE SCRUB FLOOR WITH DAMP MOP AND DRY PADS.                             4

REMOVE TRASH
REMOVE ALL COLLECTED TRASH TO DESIGNATED AREA.                            260

LOADING DOCK
DUST MOP ALL HARD SURFACE FLOORS WITH TREATED DUST MOP.                   260
DAMP MOP ENTIRE AREA.                                                     260

REGULAR OFFICES
EMPTY ALL TRASH RECEPTACLES AND REPLACE LINERS AS NECESSARY.              260
DUST ALL HORIZONTAL SURFACES.                                             260
SPOT CLEAN ALL WALLS, DOORS, LIGHT SWITCHES, DESKS AND TABLES.            26O
USING APPROVED SPOTTER, SPOT CLEAN CARPETED AREA.                          52
SPOT CLEAN INTERIOR GLASS WITHIN NORMAL REACH.                            260
VACUUM ALL CARPETED TRAFFIC LANE AREAS.                                   208
FULLY VACUUM CARPETS FROM WALL TO WALL.                                    52
USING EDGING TOOL, VACUUM CORNERS AND EDGES.                               52
REMOVING VISIBLE DUST AND DEBRIS.
CLEAN AND DISINFECT TELEPHONES.                                            12
DUST ALL LOW REACH AREAS.                                                  52
THOROUGHLY CLEAN INTERIOR GLASS WITH THE EXCEPTION OF
  THE INTERIOR OF EXTERIOR WINDOWS.                                        12
DUST ALL VENETIAN BLINDS.                                                  12
VACUUM OR DUST ALL VENTS AND GRILL WORK AS NEEDED.                          4

                               SPECIFICATIONS FOR
                                  DRUID CHASE

                                                                        SERVICE
                                                                        DAYS/YR

*  DINING/COFFEE AREA
   EMPTY ALL TRASH RECEPTACLES AND REPLACE LINERS AS NECESSARY.           260
   EMPTY AND DAMP WIPE ASHTRAYS.                                          260
   DUST ALL HORIZONTAL SURFACES.                                          260
   SPOT CLEAN ALL WALLS, DOORS, LIGHT SWITCHES, DESKS AND TABLES.         260
   FULLY VACUUM CARPETS FROM WALL TO WALL.                                260
   USING APPROVED SPOTTER, SPOT CLEAN CARPETED AREA.                      260
   SPOT CLEAN INTERIOR GLASS WITHIN NORMAL REACH                          260
   CLEAN ALL KITCHEN SINKS.                                               260
   DAMP WIPE ALL CAFETERIA AND LUNCH ROOM TABLES.                         260
   USING EDGING TOOL, VACUUM CORNERS AND EDGES                             52
   REMOVING VISIBLE DUST AND DEBRIS.
   DUST ALL LOW REACH AREAS.                                               52
   DUST ALL HIGH REACH AREAS.                                              52
   DUST ALL VENETIAN BLINDS.                                               52
   THOROUGHLY CLEAN INTERIOR GLASS WITH THE EXCEPTION OF                   12
   THE INTERIOR OF EXTERIOR WINDOWS.
   VACUUM OR DUST ALL VENTS AND GRILL WORK AS NEEDED.                      12

                       FIRST AMENDMENT TO LEASE AGREEMENT

       THIS FIRST AMENDMENT TO LEASE AGREEMENT (hereinafter referred to as the "First Amendment") is made as of the 7th day of August 1996, by and between WEEKS REALTY, L.P. (hereinafter referred to as "Landlord") and WORLD TRAVEL PARTNERS, L.P. (hereinafter referred to as "Tenant").

                                  WITNESSETH:

       WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated September 26, 1995, (hereinafter referred to as the "Agreement") for the lease of 12,681 sq. ft. of office space at 6 West Druid Hills, Suite 700, Atlanta, Georgia which is more particularly described in Exhibit "A" to the Agreement and certain easements, rights and privileges appurtenant thereto (hereinafter referred to as the "Leased Premises"); and

      WHEREAS, Tenant desires to lease an additional 3,180 square feet of space in the Building (hereinafter the "Additional Space"); and

       WHEREAS, Landlord and Tenant desire to enter into this First Amendment in order to amend the Agreement upon terms and conditions mutually acceptable to Landlord and Tenant;

       NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) paid by Landlord and Tenant to one another, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Landlord and Tenant, Landlord and Tenant amend the Agreement as follows:

       1. Effective July 15, 1996, paragraph 1.01 of the Agreement is hereby amended to provide for the lease by Tenant of an additional 3,180 square feet of space which is a portion of Suite 500 at 6 West Druid Hills, Atlanta, Georgia, as shown on the attached Exhibit A, which together with the 12,681 square feet being leased by Tenant under the Agreement (hereinafter the "Existing Space"), equals a total of 15,861 square feet (the Additional Space and Existing Space shall be collectively hereinafter referred to as the "Leased Premises" for all purposes of the Agreement, as amended hereby).

       2. Paragraph 3.01 of the Agreement is hereby amended to provide that effective July 15, 1996 through the remainder of the term, Tenant shall pay as base rental the sum of Two Hundred Twenty Two Thousand Fifty Four and 00/100 Dollars ($222,054.00) per year payable in monthly installments each in the amount of Eighteen Thousand Five Hundred Four and 50/100 Dollars ($18,504.50) on or before the first day of each calendar month during the applicable term, together with any other additional rental as set forth hereunder or as set forth in the Agreement.

       3. In consideration of Tenant's performance of all its obligations under the Agreement, as amended, Landlord shall, at Landlord's sole cost and expense, provide the following tenant improvements to the Leased Premises:

               (a) Landlord shall purchase and install, in the Additional Space, a supplemental HVAC system engineered in accordance with the specifications labeled Exhibit "B" attached hereto. In the event that the cost to install said supplemental HVAC system exceeds $25,000, then Tenant shall pay to Landlord any amount above said $25,000 within thirty (30) days of Tenant's receipt of Landlord's invoice. Landlord's contribution of said $25,000 amount is hereinafter referred to as "Allowance". It is understood and agreed that the actual "cost to install" said supplemental HVAC system shall be Landlord's direct cost of installing same. Landlord shall exercise good faith efforts to ensure that the "cost to install" said supplemental HVAC system reflects competitive pricing. Further, until such installation is complete and said supplemental HVAC system is operational, Landlord shall provide Tenant with complementary after hours HVAC service, as requested by Tenant for Additional Space. The supplemental HVAC system will be placed on a timer, and Landlord will bill Tenant $.65 / ton / hour such supplemental HVAC system is actually running. After installation, Tenant shall keep and maintain the supplemental HVAC system in good condition and repair and shall obtain and keep current during the Lease term a service maintenance contract on said equipment.

               (b) Landlord shall provide Tenant with up to $15,000.00 worth of Bell South credits for services and equipment provided by Bell South.

       4. Tenant shall continue to have the option to terminate, as more particularly described in Paragraph P of the Miscellaneous Provisions of the Agreement, and in addition thereto, Tenant shall have an option to terminate its lease of Additional Space at any time effective on December 31, 1996 or the last day of any calendar month thereafter provided that Tenant gives written notice to Landlord of its intention to terminate at least 120 days prior to the termination date, and provided that Tenant pays to Landlord a sum equal to the unamortized Allowance and broker's commissions relating to the lease of Additional Space.

       5. Landlord hereby grants to Tenant the right of first refusal to the lease the remainder of Suite 500 (approximately 3,618 rentable square feet), as shown on the attached Exhibit "A", (the Adjacent Space) upon the terms and conditions contained herein.

       So long as Tenant is not then in default under the Lease, Landlord will notify Tenant when it has made a proposal to lease the Adjacent Space to a third party and the terms and conditions upon which it is willing to lease such space.

       Tenant shall provide written notice to Landlord, as to Tenant's decision to lease or not to lease that portion of the Adjacent Space within five (5) calendar days after Landlord's notice to Tenant is received. If Tenant does not provide written notice or indicates that it will not exercise its right of first refusal, this right will expire and Landlord shall have no future obligations to Tenant with regard to that portion of the Adjacent Space which was subject to such notice.

       If Tenant does provide such notice to lease the Adjacent Space for a term not to exceed the remaining initial term of this Lease, Landlord and Tenant will execute a lease for the Adjacent Space within ten (10) days after Landlord's receipt of Tenant's notice of intent to lease on all the same terms as this Lease except for the rental terms, and other matters which shall be the same as those contained in the proposal to the third party. If Tenant does not provide written notice or indicates that it will not exercise its right of first refusal, this right will expire and Landlord shall have no future obligations to Tenant with regards to that portion of the Adjacent Space which was subject to such notice.

       This right of first refusal to lease the Adjacent Space is personal to World Travel Partners, L.P. and may not be assigned in connection with an assignment of this Lease or otherwise.

       6. Except as expressly modified by this First Amendment, all provisions, terms and conditions of the Agreement shall remain in full force and effect.

       7. In the event a provision of this First Amendment conflicts with a provision of the Agreement, the First Amendment shall supersede and control.

       8 All terms and phrases used herein shall have the same meaning as assigned to them in the Agreement.

       9. This First Amendment shall not be of any legal effect or consequence unless signed by Landlord and Tenant, and once signed by Landlord and Tenant it shall be binding upon and inure to the benefit of Landlord, Tenant, and their respective legal representatives, successors and assigns.

       10. This First Amendment has been executed and shall be construed under the laws of the State of Georgia.



                    SIGNATURES CONTAINED ON FOLLOWING PAGE

       IN WITNESS WHEREOF, the undersigned have caused this First Amendment to be executed under seal and delivered as of the day and year first above written.

                                               LANDLORD:

Signed, sealed and delivered
in presence of:                                WEEKS REALTY, L.P.,
                                               a Georgia limited partnership

-----------------------------------
Witness                                        By:    Weeks Corporation,
                                                      a Georgia corporation,
----------------------------------                    its general partner
 Notary Public, Gwinnett County, Georgia
 My Commission Expires June 9, 1997
                                               By:     /s/ A. R. Weeks, Jr.
                                                   ---------------------------
                                               Name:   A. R. WEEKS, JR.
                                                    --------------------------
                                               Its:    CHAIRMAN/CEO
                                                    --------------------------

                                                            (Corporate Seal)


                                               TENANT:
Signed, sealed and delivered
in the presence of:                            WORLD TRAVEL PARTNERS, L.P.



                                               By:      /s/ Timothy J. Severt
-----------------------------------------           --------------------------
Witness                                        Name:    Timothy J. Severt
                                                    --------------------------
-----------------------------------------      Its:     VP of Administration
Notary Public                                       --------------------------



                                               ATTEST:

                                               By:
                                                   ---------------------------
                                               Name:
                                                    --------------------------
                                               Its:
                                                    --------------------------
                                                       (Corporate Seal)

                                  EXHIBIT "A"







DRUID CHASE OFFICE PARK
6 West Druid Hills Road, Suite 700
Space Available: 12,681 RSF (7th Floor)




                                   (Graphics)

                                  EXHIBIT "B"

[LOGO]                                                             July 16, 1996


           David Barker
           Weeks Corporation
           4491 Park Drive
           Norcross, Georgia 30003

           Re:    WorldTravel
                  5th Floor - Druid Chase

           Dear Mr. Barker,

                  Enclosed are copies of the WorldTravel expansion drawings for the 5th Floor at Druid Chase for you to distribute to your associates for review. The tenant has requested that I convey two outstanding issues that need to be resolved with input from your company.

                  The first issue relates to the question that Ron Budde from our office asked Jennifer DeWeese, last week regarding the upgrading of the existing building corridor and demising walls to be one hour rated and extended to structure. I have shown on our construction drawings for some of the building corridor wall and the demising wall to be extended to structure for the tenant's security purposes, but this does not address the issue of fire rating. Jennifer was going to consult with you on this issue, therefore I am awaiting your feedback on this item.

                  The second issue concerns the modifications to the HVAC system to accommodate WorldTravel's needs. Tim Severt of WorldTravel told me that they are receiving an allowance for the landlord to furnish and install four one-ton, 24 hour, above calling HVAC units to accommodate their 24 hour operating conditions. I have met with the tenant's Technical and Equipment managers and propose the following criteria that should alter the design intent of the proposed 24 hour HVAC configuration.

                  The Server/Ticket Printer Rooms 518/514 will initially produce approx. 25.000 Btu/hr. of heat continuously. Therefore, the tenant would like a three ton, 24 hour cooling (only) unit above the ceiling to serve this room with a T-stat. This will give them a small amount of growth capacity.

                  The balance of the Suite shall be conditioned with after hour heating and cooling as required per the distribution of people and equipment as illustrated below:


           Development Room        517    Equivalent of 4 PC servers plus two people.
           Office                  510    Equivalent of 2 PC's plus one person.
           Break                   511    Refrigerator, microwave and coffee.
           Distribution            508    Mscl. Postal Equipment, 11 People and 11 PC's
           Open Plan                      15 People plus 15 PC's

                  For the occupied areas (all areas except room 514/518), three one-ton units may be adequate instead of the four proposed. However, I will leave that for you to decide. Nonetheless, the tenant did stress that the 24 hour supplemental conditioning in the occupied areas should

           WorldTravel
           PAGE 2

           include accommodations for heating as well as cooling, that the T-stats shall engage the equipment only after normal building hours and that all of the supplemental units shall be wired through a separate electrical meter to account for their increase in electricity consumption.

                  Please coordinate your work with the tenant's General Contractor. You should contact Tim Severt with WorldTravel for a schedule and the G.C.'s contact information. Please call me at 770 396 3207 if you have any other questions.

           Sincerely,


           /s/ Clint M. Morrison
           Senior Project Manager

           CC:    Tim Severt - WorldTravel Partners
                  Les White - White Construction
                  Ron Budde - Lola Budde * Associates

                      SECOND AMENDMENT TO LEASE AGREEMENT

       THIS SECOND AMENDMENT TO LEASE AGREEMENT (hereinafter referred to as the "Second Amendment") is made as of the 8th day of April 1997, by and between WEEKS REALTY, L.P. (hereinafter referred to as "Landlord") and WORLD TRAVEL PARTNERS, L.P. (hereinafter referred to as "Tenant").

                                  WITNESSETH:

       WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated September 26, 1995, as amended by that certain First Amendment to Lease Agreement dated August 7, 1996 (hereinafter collectively referred to as the "Agreement") for the lease of 15,861 sq. ft. of office space at 6 West Druid Hills, Suite 700, Atlanta, Georgia which is more particularly described in Exhibit "A" to the Agreement and certain easements, rights and privileges appurtenant thereto (hereinafter referred to as the "Leased Premises"); and

       WHEREAS, pursuant to the First Amendment to Lease Agreement, Tenant leased an additional 3,180 square feet in the Building (hereinafter the "First Additional Space"); and

       WHEREAS, Tenant desires to lease an additional 12,464 square feet of space on the second floor in the Building; and

       WHEREAS, Landlord has permitted Tenant to occupy an additional 3,618 square feet in the Building at no charge to Tenant (hereinafter the "Temporary Space"); and

       WHEREAS, Landlord and Tenant desire Tenant to lease the Temporary Space along with the 12,644 square feet described above upon terms and conditions acceptable to Landlord (the 12,644 square feet on the second floor and the Temporary Space shall hereinafter be referred to as the Second Additional Space); and

       WHEREAS, Landlord and Tenant desire to enter into this Second Amendment in order to amend the Agreement upon terms and conditions mutually acceptable to Landlord and Tenant;

       NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) paid by Landlord and Tenant to one another, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Landlord and Tenant, Landlord and Tenant amend the Agreement as follows:

       1. Effective upon the earlier of (i) June 1, 1997, or (ii) Substantial Completion of the improvements to the Second Additional Space, as hereinafter defined, Paragraph 1.01 of the Agreement is hereby amended to provide for the lease by Tenant of an additional 16,082 square feet of space in the Building at 6 West Druid Hills, Atlanta, Georgia, as shown on the attached Exhibit A (the "Second Additional Space"). "Substantial Completion" shall mean receipt of a certificate of occupancy and completion of construction of the Second Additional Spade substantially in accordance with the approved plans attached, or to be attached, hereto in Exhibit "A" (the "Approved Plans"). It is understood and agreed by Landlord and Tenant that in order to achieve Substantial Completion the only permitted incomplete or defective punchlist items must be those which shall, if taken either individually or in the aggregate, do not materially or substantially interfere with Tenant's taking possession of, moving its personal property and effects into, or using and enjoying the Second Additional Space for the purposes for which it was intended.

       2. Effective upon Substantial Completion of the improvements to the Second Additional Space, Paragraph 1.01 of the Agreement is hereby amended to provide that the Leased Premises shall increase by 16,082 square feet which together with the space then being leased by Tenant under the Agreement including the First Additional Space (the "Existing Space"), equals a total of 31,943 square feet (the Second Additional Space and the Existing Space shall be collectively hereinafter referred to as the "Leased Premises" for all purposes of the Agreement, as amended hereby).

       3. The Agreement is hereby extended for a period of three (3) years effective upon Substantial Completion of the improvements to the Second Additional Space (provided that if the date of Substantial Completion is not the first day of a calendar month, the term of this lease shall continue until the last day of the calendar month which is the thirty-sixth month after the Commencement Date) on all of the same terms, covenants and conditions of the Agreement, with the same base year, except that the base rental for the Leased Premises shall be the sum of Four Hundred Forty Seven Thousand Two Hundred Two and 00/100 Dollars ($447,202.00) per year payable in monthly installments each in the amount of Thirty Seven Thousand Two Hundred Sixty Six and 83/100 Dollars ($37,266.83) which payments shall be due on or before the first day of each calendar month during the term together with any other additional rent as set forth in the Agreement.

       4. As consideration for Tenant's performance of all obligations to be performed by Tenant under the Agreement, Landlord shall contribute the sum of Ninety Nine Thousand Six Hundred Seventy Two and 00/100 Dollars ($99,672.00) (the "Allowance") towards the cost of tenant improvements to the Second Additional Space. The Allowance shall be used for alterations, improvements, fixtures and equipment which become part of or are attached or affixed to the Leased Premises, including walls, wall coverings and floor coverings, but excluding trade fixtures, furniture and furnishings or other personal property. In the event the cost of tenant improvements exceeds the cost of the tenant improvement Allowance, the excess shall be paid by Tenant within thirty (30) days of Tenant's receipt of Landlord's notice.

       5. Tenant shall utilize the existing HVAC units, electrical, and other special use systems located in the Second Additional Space, and Tenant shall have the right to relocate the supplemental HVAC system, counters and built-in-work surfaces, and other special improvements, installed on Tenant's behalf in the in the First Additional Space to the Second Additional Space.

       6. The following sentence shall be deleted from Paragraph 33.01 of the
Agreement:

         "Landlord shall provide 4.0 parking spaces per 1,000 square feet of space in the Leased Premises at no extra charge to Tenant."

       and the following shall be inserted in lieu thereof:

       "Landlord shall provide 2.6 parking spaces per 1,000 square feet of space in the Leased Premises at no extra charge to Tenant. In the event Landlord obtains additional parking or is otherwise able to offer a parking ratio in excess of the stated Building ratio of 2.6 parking spaces per 1,000 square feet of space in the Building, then such enhanced ratio shall first be provided to Tenant (as opposed to other tenants in the Building), and the Lease shall be duly amended in accordance therewith."

       7. Tenant may park 24 cars in the parking lots of Landlord's buildings located at 1190 West Druid Hills Drive and 2801 Buford Highway. Such parking is not reserved nor assigned.

       8. Paragraph P of the Agreement is hereby deleted in its entirety and Landlord and Tenant hereby mutually agree and understand that Tenant shall have no option to terminate the Agreement.

       9. The following sentence shall be deleted from Paragraph 3(a) of the First Amendment to Lease Agreement:

       "The supplemental HVAC system will be placed on a timer, and Landlord will bill Tenant $.65/ton/hour such supplemental HVAC system is actually running."

       and the following sentence shall be inserted in lieu thereof:

       "The supplemental HVAC system will be placed on a meter, and Landlord will bill Tenant the "actual cost of electricity" plus a ten percent (10%) administrative charge for the time the supplemental HVAC system is actually running."

       10. Except as expressly modified by this Second Amendment, all provisions, terms and conditions of the Agreement shall remain in full force and effect.

       11. In the event a provision of this Second Amendment conflicts with a provision of the Agreement, the Second Amendment shall supersede and control.

       12. All terms and phrases used herein shall have the same meaning as assigned to them in the Agreement.

       13. This Second Amendment shall not be of any legal effect or consequence unless signed by Landlord and Tenant, and once signed by Landlord and Tenant it shall be binding upon and inure to the benefit of Landlord, Tenant, and their respective legal representatives, successors and assigns.

       14. This Second Amendment has been executed and shall be construed under the laws of the State of Georgia.


                   [SIGNATURES CONTAINED ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the undersigned have caused this Second Amendment to be executed under seal and delivered as of the day and year first above written.


                                              LANDLORD:

Signed, sealed and delivered
in presence of:                               WEEKS REALTY, L.P.,
                                              a Georgia limited partnership

-----------------------------------
Witness                                       By:    Weeks GP Holdings, Inc.
/s/ Stephanie Pongetti                               a Georgia corporation,
-----------------------------------                  its sole general partner
 Notary Public

                                              By: /s/ A. R. Weeks, Jr.
                                                  ------------------------------
                                              Name:   A. R. WEEKS, JR.
                                                  ------------------------------
(GRAPHIC)                                     Its:    CHAIRMAN/CE0
                                                  ------------------------------


                                              TENANT:
Signed, sealed and delivered
in the presence of:                           WORLD TRAVEL PARTNERS, L.P.



                                              By:  /s/ Timothy J. Severt
-----------------------------------------          -----------------------------
Witness                                       Name: Timothy J. Severt
                                                   -----------------------------
-----------------------------------------     Its: Vice President Administration
Notary Public                                      -----------------------------



                                              ATTEST:

                                              By:
                                                  ------------------------------
                                              Name:
                                                  ------------------------------
                                              Its:
                                                  ------------------------------
                                                      (Corporate Seal)

                       THIRD AMENDMENT TO LEASE AGREEMENT

       THIS THIRD AMENDMENT TO LEASE AGREEMENT (hereinafter referred to as the ("Third Amendment") is made as of the 3rd day of December 1997, by and between WEEKS REALTY, L.P. (hereinafter referred to as "Landlord") and WORLD TRAVEL PARTNERS, L.P. (hereinafter referred to as 'Tenant").

                                   WITNESSETH:

       WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated September 26, 1995, as amended by that certain First Amendment to Lease Agreement dated August 7, 1996, and as further amended by that certain Second Amendment to Lease Agreement dated April 8, 1997 (hereinafter collectively referred to as the "Agreement") for the lease of 31,943 square feet of office space at 6 West Druid Hills, Suite 700, Atlanta, Georgia, which is more particularly described in Exhibit "A" to the Agreement and certain easements, rights and privileges appurtenant thereto (hereinafter referred to as the "Leased Premises"); and

       WHEREAS, Tenant desires to lease an additional 2,620 square feet of office space known as Suite 600 and an additional 1,042 square feet of office space known as Suite 635 at 6 West Druid Hills (hereinafter collectively referred to as the "Additional Space"); and

       WHEREAS, Landlord and Tenant desire to enter into this Third Amendment in order to provide for said expansion of the Leased Premises upon terms and conditions mutually acceptable to Landlord and Tenant;

       NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) paid by Landlord and Tenant to one another, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Landlord and Tenant, Landlord and Tenant amend the Agreement as follows:

       1. Effective upon the earlier of (i) January 1, 1998, or (ii) Substantial Completion of the tenant improvements to the Additional Space, as hereinafter defined (hereinafter the "Commencement Date"), Tenant shall lease an additional 2,620 square feet of office space known as Suite 600 and an additional 1,042 square feet of office space at 6 West Druid Hills, as shown on the plan attached hereto as Exhibit "A", which together with the 31,943 square feet being leased by Tenant under the original Agreement (hereinafter the "Existing Space"), equals a total of 35,605 square feet (the Additional Space and the Existing Space shall be collectively hereinafter referred to as the "Leased Premises" for all purposes of the Agreement, as amended hereby). "Substantial Completion" shall mean receipt of a certificate of occupancy and completion of tenant improvements to the Additional Space. It is understood and agreed by Landlord and Tenant that in order to achieve Substantial Completion the only permitted incomplete or defective punchlist items must be those which shall, if taken either individually or in the aggregate, do not materially or substantially interfere with Tenant's taking possession of, moving its personal property and effects into, or using and enjoying the Additional Space for the purposes for which it was intended.

       2. The Agreement is hereby extended for a period of three (3) years effective upon Substantial Completion of the tenant improvements to the Additional Space (provided that if the date of Substantial Completion is not the first day of the calendar month, the term of the Agreement shall continue until the last day of the calendar month which is the thirty-sixth month after the Commencement Date) on all of the same terms, covenants and conditions of the Agreement, except that the base year for the Additional

Space shall be 1997, and except that the base rental for the Leased Premises shall be as set forth below:

Existing Premises (31,943 square feet):
       Years 1 - 3      $37,266.83/month       $447,202.00/year

Additional Space (3,662 square feet):
       Years 1 - 3      $ 4,272.33/month       $ 51,268.00/year

Total Leased Premises (35,605 square feet):
       Years 1 - 3      $41,539.17/month       $498,470.00/year

       which payments shall be due and payable on or before the first day of each calendar month during the applicable term, together with any other additional rental as set forth hereunder or as set forth in the Agreement.

       3. As consideration for Tenant's performance of all obligations to be performed by Tenant under the Agreement, Landlord shall contribute $4.00 per square foot contained in the Additional Space, or the sum of Fourteen Thousand Six Hundred Forty-eight and no /100 Dollars ($14,648.00) (the "Allowance") towards the cost of tenant improvements to the Additional Space. The Allowance shall be used for alterations, improvements, fixtures and equipment which become part of or are attached or affixed to the Additional Space, including walls, wall coverings and floor coverings, but excluding trade fixtures, furniture and furnishings or other personal property. In the event the cost of tenant improvements exceeds the cost of tenant improvement Allowance, the excess shall be paid by Tenant within thirty (30) days of Tenant's receipt of Landlord's notice.

       4. Effective upon the Commencement Date and continuing for a period of twelve (12) months after the Commencement Date, Tenant shall have the option to install a sign on the roof of the Building, at Tenant's cost and expense, subject to the reasonable approval of Landlord regarding the size, quality, location and method of installation of the sign. It is understood and agreed by Tenant, however, that should Tenant exercise its option to install said sign, Tenant shall be required to extend the term of the Agreement for one (1) additional year, on the same terms and conditions prevailing under the Agreement, so that the Agreement shall expire one (1) year beyond the original expiration date of the Agreement.

       5. Landlord hereby grants to Tenant the option to lease 5,249 square feet of the adjacent space known as Suite 510, as shown on the attached Exhibit "B", (hereinafter the "Adjacent Space"), upon the same terms and conditions as the Additional Space, at the same time of the surrender of the Adjacent Space by its current tenant (hereinafter the "Current Tenant").

       So long as Tenant is not then in default under the Agreement, Landlord will notify Tenant when the Current Tenant has surrendered and vacated the Adjacent Space. Tenant shall provide written notice to Landlord, as to Tenant's decision to lease or not to lease the Adjacent Space within five (5) business days after Landlord's notice to Tenant is received. If Tenant does provide such notice to lease the Adjacent Space, Landlord and Tenant will execute an amendment to the Agreement for the lease of the Adjacent Space within ten (10) days after Landlord's receipt of Tenant's notice of intent to lease on all the same terms as the Additional Space. If Tenant does not provide written notice or indicates that it will not exercise its option to lease the Adjacent Space, this right will expire and Landlord shall have no future obligations to Tenant with regard to the Adjacent Space which was subject to such notice. Notwithstanding the foregoing, should Tenant exercise its option to lease the Adjacent Space, the Base Rental for the first thirty (30) days of Tenant's possession of the Adjacent Space shall be $12.50 per rentable square foot. Thereafter, the Base Rental for Said Adjacent Space shall be per the Base Rental prevailing for the Leased Premises.

       6. Tenant shall have the option to renew the Agreement for an additional one (1) year term provided that Tenant gives written notice to Landlord of its intention to renew at least ninety (90) days prior to the end of the then current term thereof. The renewal shall be upon the same terms and conditions and the same Base Rental prevailing under the Agreement,

       It is expressly understood that Tenant shall have no option to renew the Agreement for the renewal term if at the time of the attempted exercise of such option or at the commencement of such renewal term the Agreement is not then in full force and effect and if Tenant is then in default of any terms and conditions of the Agreement.

       2. Paragraph 7 of the 2nd Amendment to the Lease Agreement will be deleted in its entirety and replaced with the following:

           "Tenant may park 30 cars in the parking lots of Landlord's buildings located at 1190 West Druid Hills Drive and 2801 Buford Highway. Such parking is not reserved nor assigned."

       7. Except as expressly modified by this Third Amendment, all provisions, terms and conditions of the Agreement shall remain in full force and effect.

       8. In the event a provision of this Third Amendment conflicts with a provision of the Agreement, the Third Amendment shall supersede and control.

       9. All terms and phrases used herein shall have the same meaning as assigned to them in the Agreement

       10. This Third Amendment shall not be of any legal effect or consequence unless signed by Landlord and Tenant, and once signed by Landlord and Tenant it shall be binding upon and inure to the benefit of Landlord, Tenant, and their respective legal representatives, successors and assigns.

       11. This Third Amendment has been executed and shall be construed under the laws of the State of Georgia.

       IN WITNESS WHEREOF, the undersigned have caused this Third Amendment to be executed under seal and delivered as of the day and year first above written.


                                              LANDLORD:

Signed, sealed and delivered                  WEEKS REALTY, L.P.
in the presence of:
                                              By: Weeks GP Holdings, Inc., a Georgia Corporation
                                                   its sole general partner

/s/ Kelly A. Kinnery                          By:  /s/ Forrest Robinson
---------------------------------------          ------------------------------------------------
Witness                                       Name:  Forrest Robinson
                                                   ----------------------------------------------
/s/ Patricia L. Adams                         Its:  President/COO
---------------------------------------           -----------------------------------------------
Notary Public
Notary Public, Gwinnett County, Georgia
My Commission Expires June 9, 2001

                                              TENANT:

Signed, sealed and delivered                  WORLD TRAVEL PARTNERS, L.P.
in the presence of:

                                              By:  /s/ Timothy J. Severt
----------------------------------------         ------------------------------------------------
Witness                                       Name: Timothy J. Severt
                                                   ----------------------------------------------
----------------------------------------      Its:  VP of Administration
Notary Public                                     -----------------------------------------------
Notary Public, Gwinnett County, Georgia
My Commission Expires January 11, 2001

                                              ATTEST

                                              By:  /s/ Alison Ehrlich
                                                 ------------------------------------------------
                                               Name:  Alison Ehrlich
                                                    ---------------------------------------------
                                              Its:   Paralegal
                                                  -----------------------------------------------
                                                                  (Corporate Seal)

                                   EXHIBIT A


                                  Suite I-600

                                  EXHIBIT "B"


                                   Suite 510

                       FOURTH AMENDMENT TO LEASE AGREEMENT

         THIS FOURTH AMENDMENT TO LEASE AGREEMENT (hereinafter referred to as the "Fourth Amendment") is made as of the 5th day of October 1998 by and between WEEKS REALTY, L.P. (hereinafter referred to as "Landlord") and WORLD TRAVEL PARTNERS, L.P. (hereinafter referred to as "Tenant").

                                     WITNESSETH:

         WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated September 26, 1995, and as amended by that certain First Amendment to Lease Agreement dated August 7,1996, and as amended by that certain Second Amendment to Lease Agreement dated April 8, 1997 and as further amended by that certain Third Amendment to Lease Agreement dated December 3, 1997 (hereinafter collectively referred to as the "Agreement") for the lease of 35,605 square feet of office/warehouse space at 6 West Druid Hills, Suite 700, Atlanta, Georgia which is more particularly described in Exhibit "A" to the Agreement and certain easements, rights and privileges appurtenant thereto (hereinafter referred to as the "Leased Premises"); and

         WHEREAS, Tenant desires to lease an additional 11,442 square feet of office space at 6 West Druid Hills, Suite 400 (hereinafter the Additional Space"); and

         WHEREAS, Landlord and Tenant desire to enter into this Fourth Amendment in order to provide for said expansion of the Leased Premises upon terms and conditions mutually acceptable to Landlord and Tenant,

         NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) paid by Landlord and Tenant to one another, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Landlord and Tenant, Landlord and Tenant amend the Agreement as follows:

         1. Effective upon the earlier of (i) January 1, 1999, or (ii) Substantial Completion of the tenant improvements to the Additional Space, as hereinafter defined (hereinafter the "Commencement Date"), Tenant shall lease an additional 11,442 square feet of space known as 6 West Druid Hills, Suite 400, Atlanta, Georgia as shown on the plan attached hereto as Exhibit "A", (hereinafter the "Additional Space"), which together with the 35,605 square feet being leased by Tenant under the original Agreement (hereinafter the "Existing Space"), equals a total of 47,047 square feet (the Additional Space and the Existing Space shall be collectively hereinafter referred to as the "Leased Premises" for all purposes of the Agreement, as amended hereby). "Substantial Completion" shall mean receipt of a certificate of occupancy and completion of tenant improvements to the Additional Space. It is understood and agreed by Landlord and Tenant that in order to achieve Substantial Completion the only permitted incomplete or defective punchlist items must be those which shall, if taken either individually or in the aggregate, do not materially or substantially interfere with Tenant's taking possession of, moving its personal property and effects into, or using and enjoying the Additional Space for the purposes for which it was intended.

         2. The Agreement is hereby extended for a period of three (3) years effective upon Substantial Completion of the tenant improvements to the Additional Space (provided that if the date of Substantial Completion is not the first day of the calendar month, the term of the Agreement shall continue until the last day of the calendar month which is the thirty-sixth month after the Commencement Date) on all of the same terms, covenants and conditions of the Agreement, except that the base year for the Additional

Space shall be 1999, and except that the base rental for the Leased Premises shall be as set forth below:

Existing Premises (35,605 square feet):
        Years 1-3           $41,539.16/month     $498,470.00/year

Additional Space (11,442 square feet):
        Years 1-3           $14,302.50/month     $171,630.00/year

Total Leased Premises (47,027 square feet),
        Years1-3            $55,841.66/month     $670,100.00/year

which payments shall be due and payable on or before the first day of each calendar month during the applicable term, together with any other additional rental as set forth hereunder or as set forth in the Agreement.

       3. As consideration for Tenant's performance of all obligations to be performed by Tenant under the Agreement, Landlord shall contribute $3.00 per square foot contained in the Additional Space, or the sum of Thirty-Four Thousand Three Hundred Twenty-Six and no /100 Dollars ($34,326.00) (the "Allowance") towards the cost of tenant improvements to the Additional Space. The Allowance shall be used for alterations, improvements, fixtures and equipment which become part of or are attached or affixed to the Additional Space, including walls, wall coverings and floor coverings, but excluding trade fixtures, furniture and furnishings or other personal property. In the event the cost of tenant improvements exceeds the cost of tenant improvement Allowance, the excess shall be paid by Tenant within thirty (30) days of Tenant's receipt of Landlord's notice.

       4. Weeks Corporation will commence the refurbishment of the building's main lobby during 1998.

       5. Except as expressly modified by this Fourth Amendment, all provisions, terms and conditions of the Agreement shall remain in full force and effect.

       6. In the event a provision of this Fourth Amendment conflicts with a provision of the Agreement, the Fourth Amendment shall supersede and control.

       7. All terms and phrases used herein shall have the same meaning as assigned to them in the Agreement.

       8. This Fourth Amendment shall not be of any legal effect or consequence unless signed by Landlord and Tenant, and once signed by Landlord and Tenant it shall be binding upon and inure to the benefit of Landlord, Tenant, and their respective legal representatives, successors and assigns.

       9. This Fourth Amendment has been executed and shall be construed under the laws of the State of Georgia.

       10. Landlord shall also contribute the sum of $19,021.50 (the "Other Allowance") towards the costs of replacing the carpet* in the portion of Leased Premises comprising floor 7.


       * including touch-up painting

       IN WITNESS WHEREOF, the undersigned have caused this Fourth Amendment to be executed under seal and delivered as of the day and year first above written.

                                             LANDLORD:

Signed, sealed and delivered                 WEEKS REALTY, L.P.
in the presence of:                          a Georgia limited partnership

                                             By:  Weeks GP Holdings, Inc., a Georgia
                                                  corporation,
Kelly A. Kinnery                                  its sole general partner
-----------------------------
Witness                                      By: /s/ Forrest Robinson
                                                -------------------------------------
/s/                                          Name:  Forrest W. Robinson
-----------------------------                     -----------------------------------
Notary Public                                Its:  President/C.O.O.
                                                 ------------------------------------

                                             TENANT:

Signed, sealed and delivered                 WORLD TRAVEL PARTNERS, L.P.
in the presence of

                                             By:  /s/ Timothy J. Severt
-----------------------------                   -------------------------------------
Witness                                      Name:  Timothy J. Severt
                                                  -----------------------------------
                                             Its:  SVP - Administration
                                                 ------------------------------------

B. Sharon Wilhelm
-----------------------------
Notary Public
Notary Public, Gwinnett County, Georgia
My Commission Expires January 11, 2001


                                             ATTEST:

                                             By:  /s/  W. Thomas Barhan
                                                -------------------------------------
                                             Name:  W. Thomas Barhan
                                                 -------------------------------------
                                             Its:  SVP - Finance
                                                 -------------------------------------

                                                       (Corporate Seal)

                       FIFTH AMENDMENT TO LEASE AGREEMENT

         THIS FIFTH AMENDMENT TO LEASE AGREEMENT hereinafter referred to as the "Fifth Amendment") is made as of the 22nd day of April 1999, by and between WEEKS REALTY, L.P. (hereinafter referred to as "Landlord") and WORLD TRAVEL PARTNERS, L.P. (hereinafter referred to as "Tenant").

                                   WITNESSETH:

         WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated September 26, 1995, and as amended by that certain First Amendment to Lease Agreement dated August 7, 1996, and as amended by that certain Second Amendment to Lease Agreement dated April 8, 1997, as amended by that certain Third Amendment to Lease Agreement dated December 3, 1997, and as further amended by that certain Fourth Amendment to Lease Agreement dated October 5, 1998 (hereinafter collectively referred to as the "Agreement") for the lease of 47,047 rentable square feet of office space at 6 West Druid Hills, Suite 700, Atlanta, Georgia which is more particularly described in Exhibit "A" to the Agreement and certain easements, rights and privileges appurtenant thereto (hereinafter referred to as the "Leased Premises"); and

         WHEREAS, Tenant desires to lease an additional 5,249 rentable square feet of office space at 6 West Druid Hills, known as Suite 510, as shown on the attached Exhibit "A" (hereinafter the "Expansion Space"); and

         WHEREAS, Landlord and Tenant desire to enter into this Fifth Amendment in order to provide for said expansion of the Leased Premises upon terms and conditions mutually acceptable to Landlord and Tenant;

         NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) paid by Landlord and Tenant to one another, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Landlord and Tenant, Landlord and Tenant amend the Agreement as follows:

         1. Effective May 1, 1999 (hereinafter the "Expansion Commencement Date"), and continuing until midnight on December 31, 2001, Tenant shall lease the Expansion Space, which together with the 47,047 rentable square feet being leased by Tenant under the original Agreement (hereinafter the "Existing Space"), equals a total of 52,296 rentable square feet. As of the Expansion Commencement Date, the Existing Premises and the Expansion Space shall be collectively hereinafter referred to as the "Leased Premises" for all purposes of the Agreement, as amended hereby.

         2. Paragraph 3.01 of the Agreement is hereby amended to provide that Tenant shall pay base rental as set forth below:

         As of Expansion Commencement Date:

         Existing Premises (47,047 rentable square feet:
         $55,841.66/month                    $670,099.92/year

         Expansion Space (Suite 510 - 5,249 rentable square feet):
         $6,123.83/month                     $73,486.00/year

           Total Leased Premises as of Expansion Commencement Date:
           (52,296 rentable square feet)
           $61,965.49/month                   $743,585.92/year

          3. Effective as of the Expansion Commencement Date, Paragraph 4.01(iv) of the Agreement is hereby amended to provide that Tenants "Pro Rata Share" shall equal 64.16%.

          4. Effective as of the Expansion Commencement Date, Paragraph 4.01(b) of the Agreement is hereby amended to provide that the Base Year for purposes of calculating Tenant's Pro Rata Share of Additional Rent for the Expansion Space only shall be 1997.

          5. Effective as of the Expansion Commencement Date, as consideration for Tenant's performance of all obligations to be performed by Tenant under the Agreement, Landlord shall contribute $4.00 per rentable square foot contained in the Expansion Space (which is the sum of $20,996.00) towards the cost of tenant improvements to the Expansion Space only. The Allowance shall be used for alterations, improvements, fixtures and equipment which become part of or are attached or affixed to the Expansion Space, including walls, wall coverings and floor coverings, but excluding trade fixtures, furniture and furnishings or other personal property. In the event the cost of tenant improvements exceeds the cost of tenant improvement Allowance, the excess shall be paid by Tenant within thirty (30) days of Tenant's receipt of Landlord's notice.

         6. Except as expressly modified by this Fifth Amendment, all provisions, terms and conditions of the Agreement shall remain in full force and effect.

         7. In the event a provision of this Fifth Amendment conflicts with a provision of the Agreement, the Fifth Amendment shall supersede and control.

         8. All terms and phrases used herein shall have the same meaning as assigned to them in the Agreement.

         9. This Fifth Amendment shall not be of any legal effect or consequence unless signed by Landlord and Tenant, and once signed by Landlord and Tenant it shall be binding upon and inure to the benefit of Landlord, Tenant, and their respective legal representatives, successors and assigns.

         10. This Fifth Amendment has been executed and shall be construed under the laws of the State of Georgia.


                    (SIGNATURES CONTAINED ON FOLLOWING PAGE)

         IN WITNESS WHEREOF, the undersigned have caused this Fifth Amendment to be executed under seal and delivered as of the day and year first above written.

                                            LANDLORD:

Signed, sealed and delivered                WEEKS REALTY, L.P.
in the presence of:                         a Georgia limited partnership

                                            By: Weeks GP Holdings, Inc.,
                                                a Georgia corporation,
/s/                                             its sole general partner
-----------------------------------
Witness
                                            By: /s/ Forrest Robinson
/s/ Renita R. Mills                            --------------------------------
-----------------------------------         Name:  Forrest W. Robinson
Notary                                           ------------------------------
                                            Its:  President / C.O.O.


                                            TENANT:

Signed, sealed and delivered                WORLD TRAVEL PARTNERS, L.P.
in the presence of:


/s/ Alison Ehrlich
------------------------------------        By:  /s/ Timothy J. Severt
Witness                                        -------------------------------
                                            Name:  Timothy J. Severt
                                                 -----------------------------
                                            Its:  SVP - Administrator
/s/ B. Sharon Wilhelm
------------------------------------
Notary Public

Notary Public, Gwinnett County, Georgia
My Commission Expires January 11, 2001

                                            ATTEST:

                                            By:  /s/ W.T. Barham
                                               -------------------------------
                                            Name:  W.T. Barham
                                                 -----------------------------
                                            Its:  Sr. VP Finance
                                                ------------------------------

                                                        (Corporate Seal)

                       SIXTH AMENDMENT TO LEASE AGREEMENT

     THIS SIXTH AMENDMENT TO LEASE AGREEMENT (hereinafter referred to as the "Sixth Amendment") is made as of the 17 day of August 1999, by and between DUKE-WEEKS REALTY LIMITED PARTNERSHIP (hereinafter referred to as "Landlord") and WORLD TRAVEL PARTNERS, L.P. (hereinafter referred to as "Tenant").

                                   WITNESSETH:

     WHEREAS, Weeks Realty, L.P. and Tenant entered into that certain Lease Agreement dated September 26, 1995, and as amended by that certain First Amendment to Lease Agreement dated August 7, 1996, and as amended by that certain Second Amendment to Lease Agreement dated April 8, 1997, as amended by that certain Third Amendment to Lease Agreement dated December 3, 1997, as amended by that certain Fourth Amendment to Lease Agreement dated October 5, 1998, and as further amended by that certain Fifth Amendment to Lease Agreement dated April 22, 1999 (hereinafter collectively referred to as the "Agreement") for the lease of 52,296 rentable square feet of office space at 6 West Druid Hills, Suites 700, 400 and 510, Atlanta, Georgia, as well as other suites throughout the Building, which is more particularly described in Exhibit "A" to the Agreement and certain easements, rights and privileges appurtenant thereto (hereinafter referred to as the "Leased Premises"); and

     WHEREAS, Duke-Weeks Realty Limited Partnership succeeded to the interest of the Landlord under the Agreement and is the Landlord with respect to the Leased Premises, as defined herein; and

     WHEREAS, Tenant desires to lease an additional 3,810 rentable square feet of office space at 6 West Druid Hills, known as Suite 100, 3,963 rentable square feet of office space at 6 West Druid Hills, known as Suite 110, and 3,474 rentable square feet of office space at 6 West Druid Hills, known as Suite 640 as shown on the attached Exhibit "A" (hereinafter collectively the "Expansion Space"); and

     WHEREAS, Landlord and Tenant desire to enter into this Sixth Amendment in order to provide for said expansion of the Leased Premises upon terms and conditions mutually acceptable to Landlord and Tenant;

     NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) paid by Landlord and Tenant to one another, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Landlord and Tenant, Landlord and Tenant amend the Agreement as follows:

     1. Effective August 15, 1999 and continuing until midnight on August 14, 2002, Tenant shall lease the Expansion Space, which together with the 52,296 rentable square feet being leased by Tenant under the original Agreement (hereinafter the "Existing Space"), equals a total of 63,543 rentable square feet. As of August 15, 1999, the Existing Premises and the Expansion Space shall be collectively hereinafter referred to as the "Leased Premises" for all purposes of the Agreement, as amended hereby.

     2. Paragraph 3.01 of the Agreement is hereby amended to provide that Tenant shall pay base rental as set forth below:


 Expansion Space
 Suite 100 - 3,810 sq. ft.
 August 15, 1999 - August 14, 2002      $4,762.50/month       $57,150.00/year


   Suite 110 - 3,963 sq. ft.
   August 15, 1999 - August 14, 2002                        $4,128.13/month            $49,537.50/year

   Suite 640 - 3,474 sq.ft.
   August 15, 1999 - August 14, 2002                        $4,632.00/month            $55,584.00/year

   Existing Premises - 52,296 rentable square feet:
   May 1, 1999 - December 31, 2001                          $61,965.49/month           $743,585.92/year

   Total Leased Premises - 63,543 rentable square feet
   May 1, 1999 - August 14, 1999                            $61,965.49/month           $743,585.92/year
   August 15,1999 - December 31, 2001                       $75,488.12/ month          $905,857.42/year

   Total Leased Premises - 11,247 rentable square feet
   January 1, 2002 - August 14, 2002                        $ 13,522.63/month          $162,271.50/year

         3. Effective as of August 15, 1999, Paragraph 4.01(iv) of the Agreement is hereby amended to provide that Tenant's "Pro Rata Share" shall equal 77.96%.

         4. Effective as of August 15, 1999, Paragraph 4.01(b) of the Agreement is hereby amended to provide that the Base Year for purposes of calculating Tenant's Pro Rata Share of Additional Rent for the Expansion Space only shall be 1999.

         5. Effective as of August 15, 1999, as consideration for Tenant's performance of all obligations to be performed by Tenant under the Agreement, Landlord shall contribute $3.00 per rentable square foot contained in the Expansion Space (which is the sum of $33,741.00) towards the cost of tenant improvements to the Expansion Space only. The Allowance shall be used for alterations, improvements, fixtures and equipment which become part of or are attached or affixed to the Expansion Space, including walls, wall coverings and floor coverings, but excluding trade fixtures, furniture and furnishings or other personal property. In the event the cost of tenant improvements exceeds the cost of tenant improvement Allowance, the excess shall be paid by Tenant within thirty (30) days of Tenant's receipt of Landlord's notice. Notwithstanding the foregoing, Tenant shall not be permitted to alter or remove any existing finishes in Suite 640 of the Expansion Space without Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed.

         6. Effective July 1, 1999 and thereafter during the course of construction of the Leased Premises, Tenant may enter upon the Expansion Space for purposes of inspecting and reviewing the work, taking measurements, making plans, installing trade fixtures and telephones, erecting temporary or permanent signs and doing such other work as may be appropriate or desirable without being deemed thereby to have taken possession or obligated itself to pay rent but Tenant agrees that: (a) Landlord shall have no liability for injury to any person or damage to any property of Tenant stored on the Expansion Space except for damages caused by the willful act or gross negligence of Landlord or its employees or agents, (b) Tenant shall not interfere with Landlord's construction work on the Leased Premises, (c) Tenant shall indemnify, protect and hold harmless Landlord from and against any and all claims, demands, damages, losses, costs, expenses, liabilities and actions at law or in equity based upon any occurrence or condition arising out of or attributable to Tenant's exercise of such right, and (d) Tenant shall be solely responsible for the permitting of any such work it performs.

         7. Except as expressly modified by this Sixth Amendment, all provisions, terms and conditions of the Agreement shall remain in full force and effect.

         8. In the event a provision of this Sixth Amendment conflicts with a provision of the Agreement, the Sixth Amendment shall supersede and control.

         10. This Sixth Amendment shall not be of any legal effect or consequence unless signed by Landlord and Tenant, and once signed by Landlord and Tenant it shall be binding upon and inure to the benefit of Landlord, Tenant, and their respective legal representatives, successors and assigns.

         11. This Sixth Amendment has been executed and shall be construed under the laws of the State of Georgia.

         IN WITNESS WHEREOF, the undersigned have caused this Sixth Amendment to be executed under seal and delivered as of the day and year first above written.


                                            LANDLORD:

Signed, sealed and delivered                WEEKS REALTY, L.P.
in the presence of:                         a Georgia limited partnership

                                            By: Weeks GP Holdings, Inc.,
                                                a Georgia corporation,
                                                its sole general partner

/s/ Mary K. Ronnich
---------------------------------
Witness


/s/ Patricia L. Lidam                       By: /s/ Robert M. Chapman
---------------------------------              --------------------------------
Notary Public                               Name: Robert M. Chapman
Notary Public, Gwinnett County Georgia          ------------------------------
My Commission Expires June 9, 2001          Its: Executive V.P.
                                                -------------------------------

                                            TENANT:

Signed, sealed and delivered                WORLD TRAVEL PARTNERS, L.P.
in the presence of:


/s/ Alisin Ethele                           By: /s/ Timothy J. Severt
---------------------------------              --------------------------------
Witness                                     Name: Timothy J. Severt
                                                 ------------------------------
                                            Its: SVP Administration
                                                -------------------------------
/s/ Sharon  Williams
---------------------------------
Notary Public
Notary Public, Gwinnett County Georgia
My Commission Expires January 11, 2001


                                            ATTEST:


                                            By: /s/ W. Thomas Burham
                                               --------------------------------
                                            Name: W. Thomas Burham
                                                 ------------------------------
                                            Its: SVP - Finance
                                                -------------------------------

                                                       (Corporate Seal)

                                   EXHIBIT "A"


                                First Floor Plan


                                  [Floor Plan]

                                  EXHIBIT "A"
                        Sixth Floor Plan to Be Attached

                        ASSIGNMENT OF LEASE AND CONSENT

         THIS ASSIGNMENT OF LEASE AND CONSENT (hereinafter "Assignment and Consent") is made and entered into as of the 1st day of December, 1999 by and among DUKE-WEEKS REALTY LIMITED PARTNERSHIP, an Indiana limited partnership (hereinafter referred to as "Landlord"), ARCHITECTURAL DEVELOPMENT GROUP, LTD. (hereinafter referred to as "Assignor") and WORLDTRAVEL TECHNOLOGIES, L.L.C. (hereinafter referred to as "Assignee").

         WHEREAS, Weeks Realty L.P. as landlord, and SLH & Associates, Ltd., as tenant entered into that certain Lease Agreement dated June 26, 1997 ("Lease") concerning certain premises (the "Premises") consisting of 2,429 square feet of retail space at 6 West Druid Hills Drive, Suite 620, Atlanta, in Dekalb County, Georgia as more particularly described in Exhibit "B" of the Lease;

         WHEREAS, Duke-Weeks Realty Limited Partnership succeeded to the interest of the landlord under the Lease and is the Landlord with respect to the Leased Premises; and

         WHEREAS, Architectural Development Group, Ltd. succeeded to the interest of the tenant under the Lease and is the Tenant with respect to the Leased Premises; and

         WHEREAS, Assignor has agreed to assign all of its right, title and interest in, to and under the Lease to Assignee; and

         WHEREAS, pursuant to Section 23.01 of the Lease, Landlord's consent is required for any assignment of the Lease by Assignor;

         NOW, THEREFORE, in consideration of the mutual benefits to be derived and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Assignment. Assignor hereby sells, transfers and assigns to Assignee the Lease and all of the right, title and interest of Assignor in, to and under the Lease and Assignee hereby assumes the liabilities, payments and obligations of "Tenant" under the Lease that accrue, or have accrued from the date of this Assignment.

         2. Consent to Assignment. Pursuant to Section 23.01 of the Lease, Landlord hereby (i) consents to the assignment and transfer by Assignor to Assignee of all of Assignor's right, title and interest in, to and under the Lease and (ii) agrees to recognize Assignee, from and after the date of this Agreement, as the Tenant under the Lease with all of the rights, privileges and benefits and obligations of the Tenant under the terms of the Lease.

         3. Conditions Precedent. The effective date ("Effective Date") of this Assignment shall be as of the date of execution of this Assignment of Lease and Consent.

         4. Release. Landlord shall, and hereby does, release Tenant from any further obligations under the Lease except that any of Tenant's obligations under the Lease which survive the termination of the Lease shall continue to survive as provided therein. Assignee hereby agrees to indemnify and hold Assignor harmless from such Lease obligations.

         5. Further Actions. From time to time as and when reasonably requested by Landlord, Assignee shall execute and deliver, or cause to be executed and delivered, such documents and instruments and shall take, or shall cause to be taken, such further or other actions as Landlord may deem necessary or desirable to carry out the intent and purposes of this Assignment, to effect the transfers and assignments hereunder to Assignee and its successors and assigns, and to evidence the foregoing, including without limitation to execute memoranda of lease or short-form leases for recording purposes and to obtain customary non-disturbance agreements.

         6. Notices. All notices or other communications that are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by registered or certified mail, postage prepaid, addressed as follows:

         If to Landlord:        Duke-Weeks Realty Limited Partnership
                                Attn: Elizabeth Belden, Esq.
                                4497 Park Drive
                                Norcross, Georgia 30093

         If to Assignee:        6 West Druid Hills Drive
                                Suite 620
                                Atlanta, Georgia

Any party may by notice change the address to which notices or other communications to it are to be delivered or mailed.

          7.* Security Deposit. Landlord shall return $3,036.25 to Assignor in repayment of the Security Deposit paid to Landlord by Assignor (or its predecessors), within thirty (30) days after Assignee occupies the Leased Premises and begins paying rent to Landlord.

          8. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of Georgia (other than the choice of law principles thereof).

          9. Counterparts. This Assignment and Consent may be executed in several counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

          10. No further subletting or assignment of all or any portion of the Leased Premises will be made without the prior written consent of the Landlord.

          11. This Assignment constitutes the entire agreement between Assignor and Assignee and there are no other oral or written agreements between them with respect to the Leased Premises.

          *With receipt of Amount of Security Deposit from Assignee, Assignor releases Landlord from said repayment.

          Assignor directs Landlord to Pay Assignee above mentioned security deposit in time frame set above.

                    (SIGNATURES CONTAINED ON FOLLOWING PAGE)

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Consent, effective as of the date first above written.

LANDLORD                          DUKE-WEEKS REALTY LIMITED
                                  PARTNERSHIP,
                                  An Indiana limited partnership

                                  By:  Duke-Weeks Realty Corporation,
                                       an Indiana corporation,
                                       its sole general partner

                                  By: /s/ Robert M. Chapman
                                     ------------------------------------------
                                  Name: Robert M. Chapman
                                       ----------------------------------------
                                  Title: Regional Exec VP, Atlanta/Texas
                                        ---------------------------------------

ASSIGNOR:                         ARCHITECTURAL DEVELOPMENT
                                  GROUP, LTD.

                                  By: /s/ Hal Arndt
                                     ------------------------------------------
                                  Name: Hal Arndt
                                       ----------------------------------------
                                  Title: Chief Operating Officer
                                        ---------------------------------------

ASSIGNEE:                         WORLD TRAVEL TECHNOLOGIES, L.L.C.


                                  By: /s/ Timothy J. Severt
                                     ------------------------------------------
                                  Name: Timothy J. Severt
                                       ----------------------------------------
                                  Title: SVP - Administration
                                        ---------------------------------------

                         ASSIGNMENT OF LEASE AND CONSENT

         THIS ASSIGNMENT OF LEASE AND CONSENT (hereinafter "Assignment and Consent") is made and entered into as of the 5th day of January, 1998 by and among Weeks Realty, L.P., a Georgia limited partnership (hereinafter referred to as "Landlord"), SLH & ASSOCIATES, LTD. (hereinafter referred to as "Assignor") and ARCHITECTURAL DEVELOPMENT GROUP, LTD. (hereinafter referred to as "Assignee").

         WHEREAS, Landlord and Assignor are parties to a Lease Agreement dated June 26, 1997, and pursuant to which Assignor has ]eased from Landlord the premises (the "Premises") consisting of 2,429 square feet of retail space at 6 West Druid Hills Drive, Suite 620, Atlanta, in Dekalb County, Georgia as more particularly described in Exhibit "B" of the Lease; and

         WHEREAS, Assignor has agreed to assign all of its right, title and interest in, to and under the Lease to Assignee; and

         WHEREAS, pursuant to Section 23.01 of the Lease, Landlord's consent is required for any assignment of the Lease by Assignor;

         NOW, THEREFORE, in consideration of the mutual benefits to be derived and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Assignment. Assignor hereby sells, transfers and assigns to Assignee the Lease and all of the right, title and interest of Assignor in, to and under the Lease and Assignee hereby assumes the liabilities, payments and obligations of Tenant under the Lease that accrue, or have accrued from the date of this Assignment.

         2. Consent to Assignment. Pursuant to Section 23.01 of the Lease, Landlord hereby (i) consents to the assignment and transfer by Assignor to Assignee of all of Assignor's right, title and interest in, to and under the Lease and (ii) agrees to recognize Assignee, from and after the date of this Agreement, as the Tenant under the Lease with all of the rights, privileges and benefits and obligations of the Tenant under the terms of the Lease; provided, however, that Tenant shall remain liable for the payment of rent, and for compliance with all other obligations of the tenant under the Lease.

         3. Conditions Precedent. The effective date ("Effective Date") of this Assignment shall be as of the date of execution of this Assignment of Lease and Consent.

         4. Further Actions. From time to time as and when reasonably requested by Landlord, Assignee shall execute and deliver, or cause to be executed and delivered, such documents and instruments and shall take, or shall cause to be taken, such further or other actions as Landlord may deem necessary or desirable to carry out the intent and purposes of this Assignment, to effect the transfers and assignments hereunder to Assignee and its successors and assigns, and to evidence the foregoing, including without limitation to execute memoranda of lease or short-form leases for recording purposes and to obtain customary non-disturbance agreements.

         5. Notices. All notices or other communications that are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by registered or certified mail, postage prepaid, addressed as follows:

         If to Landlord:     Weeks Realty, L.P.
                             Attn: Elizabeth Belden, Esq.
                             4497 Park Drive
                             Norcross, Georgia 30093

         If to Assignee:     Architectural Development Group, Ltd.
                             6 West Druid Hills Drive
                             Suite 620
                             Atlanta, Georgia

Any party may by notice change the address to which notices or other communications to it are to be delivered or mailed.

         6. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of Georgia (other than the choice of law principles thereof).

         7. Counterparts. This Assignment and Consent may be executed in several counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

         8. No further subletting or assignment of all or any portion of the Leased Premises will be made without the prior written consent of the Landlord.

         9. This Assignment constitutes the entire agreement between Assignor and Assignee and there are no other oral or written agreements between them with respect to the Leased Premises.

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Consent, effective as of the date first above written.

LANDLORD:                          WEEKS REALTY, L.P.,
                                   a Georgia limited partnership

                                   By:      Weeks GP Holdings, Inc.,
                                            a Georgia corporation,
                                            its sole general partner

                                   By: /s/ Forrest W. Robinson
                                      -----------------------------------------
                                   Name: Forrest W. Robinson
                                        ---------------------------------------
                                   Title: President/C.O.O.
                                         --------------------------------------


ASSIGNOR:                          SLH & ASSOCIATES, LTD.

                                   By:/s/ Richard D. Lang
                                      -----------------------------------------
                                   Name:  Richard D. Lang
                                        ---------------------------------------
                                   Title: VP
                                         --------------------------------------

ASSIGNEE:                          ARCHITECTURAL DEVELOPMENT
                                   GROUP, LTD.

                                   By: /s/ Terry R. Hardt
                                      -----------------------------------------
                                   Name: Terry R. Hardt
                                        ---------------------------------------
                                   Title: President
                                         --------------------------------------

                                  OFFICE LEASE
                               TABLE OF CONTENTS

SECTION                                                                    PAGE
-------                                                                    ----

 1 LEASED PREMISES .......................................................   1

 2 TERM ..................................................................   1

 3 RENTAL ................................................................   1

 4 OPERATING EXPENSES ....................................................   1

 5 SECURITY DEPOSIT ......................................................   3

 6 COMPLETION OF IMPROVEMENTS ............................................   4

 7 DELAY IN DELIVERY OF POSSESSION .......................................   4

 8 USE OF LEASED PREMISES ................................................   4

 9 ACCEPTANCE OF PREMISES ................................................   4

10 ALTERATIONS, MECHANICS' LIENS .........................................   4

11 WASTE AND QUIET CONDUCT ...............................................   5

12 FIRE INSURANCE, HAZARDS ...............................................   5

13 LIABILITY INSURANCE ...................................................   6

14 INDEMNIFICATION BY TENANT .............................................   6

15 WAIVER OF CLAIMS ......................................................   6

16 LANDLORDS REPAIRS .....................................................   6

17 TENANTS REPAIRS .......................................................   7

18 SIGNS, LANDSCAPING ....................................................   7

19 ENTRY BY LANDLORD .....................................................   8

20 SERVICES ..............................................................   8

21 ABANDONMENT ...........................................................   9

22 DESTRUCTION ...........................................................   9

23 ASSIGNMENT AND SUBLETTING .............................................  10

24 INSOLVENCY OF TENANT ..................................................  10

25 BREACH BY TENANT ......................................................  10

26 ATTORNEYS' FEES/COLLECTION CHARGES ....................................  11


27 CONDEMNATION ..........................................................  11

28 NOTICES ...............................................................  11

29 WAIVER ................................................................  12

30 EFFECT OF HOLDING OVER ................................................  12

31 SUBORDINATION .........................................................  12

32 ESTOPPEL CERTIFICATE ..................................................  12

33 PARKING ...............................................................  12

34 MORTGAGE PROTECTION ...................................................  13

35 RULES AND REGULATIONS .................................................  13

36 RELOCATION ............................................................  13

MISCELLANEOUS PROVISIONS .................................................  13

EXHIBITS

  EXHIBIT A         FLOOR PLAN
  EXHIBIT B         SITE PLAN
  EXHIBIT C         RULES AND REGULATIONS
  EXHIBIT D         TENANT'S ACCEPTANCE OF PREMISES
  EXHIBIT E         SPECIAL STIPULATIONS

STATE OF GEORGIA

DEKALB COUNTY

         This Lease Agreement, made this 26th day of June, 1996, by and between WEEKS REALTY, L.P., hereinafter referred to as "Landlord", and SLH & ASSOCIATES, LTD hereinafter referred to as 'Tenant";

                                  WITNESSETH:

                                LEASED PREMISES

         1.01 Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the space hereinafter referred to as the LEASED PREMISES, described as approximately 2,429 sq. ft. of office space designated as Suite 620 and shown on Exhibit "A", in the office building located at 6 West Druid Hills Drive, Atlanta, Georgia (hereinafter referred to as the "Building"). The Property upon which the Building is located is more particularly described on Exhibit "B" attached hereto and by this reference made a part hereof (hereinafter referred to as the "Property").

                                      TERM

         2.01 TO HAVE AND TO HOLD said Leased Premises for a term of five (5) years, commencing on August 1, 1997, and continuing until midnight on July 31, 2002, upon the following terms, conditions, and covenants:

                                     RENTAL

         3.01 As rental for the Leased Premises, Tenant agrees to pay Landlord, the sum of Thirty Six Thousand Four Hundred Thirty Five and NO/ 100 Dollars ($36,435.00) per year (hereinafter referred to as "Base Rental"), payable in monthly installments each in the amount of Three Thousand Thirty Six and 25/100 Dollars ($3,036.25) on or before the first day of each calendar month beginning on July 1, 1997 and thereafter for the remainder of the term, together with any other additional rental as hereinafter set forth. Tenant shall pay interest at a rate of twelve percent (12%) per annum on all late payments of rent. If the Lease shall commence on any date other than the first day of a calendar month, or end on any date, other than the last day of a calendar month, rent for such month shall be prorated. Tenant has deposited with Landlord, upon delivery of this Lease Agreement, an amount equal to Three Thousand Thirty Six and 25/100 dollars ($3,036.25) which is to be applied as first month's rental, plus a refundable security deposit equal to Three Thousand Thirty Six and 25/100 Dollars ($3,036.25) as set forth in Paragraph 5.01.

                               OPERATING EXPENSES

         4.01 In addition to the Base Rental payable by Tenant in accordance with Paragraph 3.01 of this Lease, Tenant shall pay monthly to Landlord on the same due date as the Base Rental the sum (hereinafter referred to as the "Additional Rent") calculated in accordance with the following:

         (a)  As used in this Lease, the following definitions shall apply:

                  (i) "Calendar Year" shall mean any period during the Term of this Lease commencing on January 1 and ending on the next following December 31.

                  (ii) "Base Year" shall mean the Calendar Year during which the Term commences.

            (iii) "Building" shall mean the Property and the Building and other structures, improvements, fixtures and appurtenances now or hereafter placed, constructed or erected thereon.

            (iv) "Pro Rata Share" shall equal 2.98%; provided, however, that in the event that the amount of space leased by Tenant shall increase or decrease subsequent to the commencement date of the Term, whether pursuant to an option to expand or otherwise, the Pro Rata Share shall be appropriately adjusted by Landlord.

            (v) "Operating Expenses" shall mean any and all costs, expenses and disbursements of every kind and character (subject to the limitations set forth below) which Landlord shall incur, pay or become obligated to pay in connection with the ownership of any estate or interest in the Building or the operation, maintenance, repair, replacement and security of the Building determined in accordance with generally accepted accounting principles consistently applied, including, but not limited to, the following:

                  (A) Wages and salaries of all employees engaged in the operation, repair, replacement, maintenance, and security of the Building, including taxes, insurance and benefits relating thereto.

                  (B) All supplies and materials used in the operation, maintenance, repair, replacement, and security of the Building.

                  (C) Cost of all utilities including gas, water, telephone, telegraph, power, heating, lighting, air-conditioning and ventilating the Building.

                  (D) Cost of all maintenance and service agreements on equipment, including alarm service, window cleaning and elevator maintenance.

                  (E) Cost of casualty, liability and other insurance applicable to the Building or Landlord's personal property used in connection therewith.

                  (F) All taxes and assessments and governmental charges, whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments imposed upon or attributable to the Building, its operation or the Base Rental or Additional Rent without reference to other income of the Landlord.

                  (G) Cost of repairs, replacements, and general maintenance of the Building.

                  (H) Cost of service or maintenance contracts with independent contractors for the operation, maintenance, repair, replacement, or security of the Building.

                  (I) Cost of maintaining accounting books and records.

                  (J) Costs of contractual management fees and other costs directly related to the on-site management of the Building.

                  (K) Cost of janitorial services, trash, garbage, snow and ice removal; servicing, replacing, equipping and maintenance of all electrical, security and fire alarms, fire pumps, sprinkler systems and fire extinguishers and hose cabinets; painting; window cleaning and landscaping and gardening.

                  (L) Capital expenditures required by any governmental or regulatory authority, and capital expenditures for energy related equipment or fire and safety equipment.

Specifically excluded from the definition of the term "Operating Expenses" are expenses for repairs, replacements and general maintenance to the extent paid by proceeds of insurance or by Tenant or other third parties and alterations attributable solely to tenants of the Building other than Tenant; interest, amortization or other payments on loans to Landlord whether secured or unsecured; depreciation of the Building; leasing commissions; legal expenses; salaries of officers, executives, employees and agents not directly involved in the on-site operation of the Building; and state, federal or local income taxes, excess profits or franchise taxes or other such taxes imposed on or measured by or determined from the gross income of Landlord.

      (b) The actual amount of Additional Rent payable shall be an amount equal to the product obtained by multiplying the Pro Rata Share times the remainder obtained by subtracting the Operating Expenses for the Base Year from the Operating Expenses for the Calendar Year in question (provided, however, in no event shall the amount so determined be less than zero). In the event that the Building is not fully occupied during the Base Year, the Landlord shall compute the Operating Expenses for the Base Year as though the Building were fully occupied.

      (c) On or before December 31st of each Calendar Year during the Term, or as soon thereafter as practicable, Landlord shall give Tenant written notice of its estimate of the Additional Rent for the next ensuing Calendar Year. Commencing in the first (1st) month of the ensuing Calendar Year, or as soon thereafter as Landlord shall invoice Tenant, Tenant shall pay to Landlord one-twelfth (1/12) of such estimated Additional Rent. If notice of Landlord's estimate of Additional Rent is not given prior to December 31, during the next Calendar Year Tenant shall continue to pay the monthly payment based on the Additional Rent computed for the previous Calendar Year until the month after such notice is given.

      (d) As soon as practicable after the close of each Calendar Year, Landlord shall deliver to Tenant a final statement of the Additional Rent for the immediately preceding Calendar Year and such statement shall be final and binding upon Landlord and Tenant. If such statement shows an amount owing by Tenant that is less than the payments actually made by the Tenant for the immediately preceding Calendar Year, Tenant shall be credited for such excess against the next monthly payments of Additional Rent. If such statement shows an amount owing by the Tenant that is more than the payments actually made by the Tenant for the immediately preceding Calendar Year, Tenant shall pay the deficiency to Landlord within ten (10) days after delivery of the statement.

                               SECURITY DEPOSIT

      5.01 As additional security for the full and prompt performance by the Tenant of the terms and covenants of this Lease Agreement, Tenant has deposited with the Landlord the sum of Three Thousand Thirty Six and 25/100 ($3,036.25) Dollars. This security deposit may not be deemed by Tenant to constitute rent for any month. If Tenant defaults with respect to any provision of this Lease Agreement, including, but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease Agreement. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease term. In the event of termination of Landlord's interest in this Lease Agreement, Landlord shall transfer said deposit to Landlord's successor in interest.

                           COMPLETION OF IMPROVEMENTS

     6.01 The rental provided in paragraph 3.01 "Rental" above, includes an allowance ("Allowance") in the amount of $5.00 per rentable square foot in the Leased Premises for the construction of tenant improvements on the basis set forth in the plans and specifications attached, or to be attached, hereto in Exhibit "B". In the event the cost of tenant improvements exceeds the cost of tenant improvement Allowance, the excess shall be paid by Tenant.

                        DELAY IN DELIVERY OF POSSESSION

      7.01 If Landlord, for any reason whatsoever, cannot deliver possession of the Leased Premises to Tenant at the commencement of the term of this Lease, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event there shall be a proportionate reduction of rent covering the period between the commencement of the term and the time when Landlord can deliver possession. If delay is longer than three (3) months, Landlord will provide Tenant such space (not exceeding in area the Leased Premises) as Landlord may have available, until the Leased Premise can be completed, at no charge to Tenant. The term of this Lease shall be extended by such delay.

                             USE OF LEASED PREMISES

      8.01 The Leased Premises may be used and occupied only for general office purposes and for no other purpose or purposes, without Landlord's prior written consent. Tenant shall promptly comply at its sole expense with all laws, ordinances, orders, and regulations affecting the Leased Premises and their cleanliness, safety, occupation and use. Tenant shall not do or permit anything to be done in or about the Leased Premises that will in any way increase the fire insurance upon the Building. Tenant will not perform any act or carry on any practices that may injure the Building or be a nuisance or menace to tenants of adjoining premises. Tenant shall, at Tenant's sole cost and expense, comply fully with all environmental laws and regulations, and all other legal requirements, applicable to Tenant's operations at, on or within, or to Tenant's use and occupancy of, the Leased Premises.

                         ACCEPTANCE OF LEASED PREMISES

      9.01 By entry hereunder, Tenant acknowledges that it has examined the Leased Premises and accepts the same as being in the condition called for by this Lease, and as suited for the uses intended by Tenant. Upon delivery of possession of the Leased Premises to Tenant, Tenant agrees to execute and deliver to Landlord a Tenant's Acceptance of Premises, in the form attached hereto as Exhibit "D".

                         ALTERATIONS, MECHANICS' LIENS

      10.01 Alterations may not be made to the Leased Premises without prior written consent of Landlord, and any alterations of the Leased Premises excepting movable furniture and trade fixtures shall at Landlord's option become part of the realty and belong to Landlord.

      10.02 Should Tenant desire to alter the Leased Premises and Landlord gives written consent to such alterations, at Landlord's option, Tenant shall contract with a contractor approved by Landlord for the construction of such alterations.

      10.03 Notwithstanding anything in paragraph 10.02 above, Tenant may, upon written consent of Landlord, install trade fixtures., machinery or other trade equipment in conformance with all applicable laws, statutes, ordinances, rules, regulations, and the same may be removed upon the termination of this Lease provided Tenant shall not be in default under any of the terms and conditions of this Lease, and the Leased Premises are not damaged by such removal. Tenant shall return the Leased Premises on the termination of this Lease in the same condition as when rented to Tenant, reasonable wear and tear only excepted. Tenant shall keep the Leased Premises, the Building and Property in which the Leased Premises are situated free from any liens arising out of any work performed for, materials furnished to, or obligations incurred by Tenant. All such work provided for above, shall be done at such times and in such manner as Landlord may from time to time designate. Tenant shall give Landlord written notice five (5) days prior to employing any laborer or contractor to perform work resulting in an alteration of the Leased Premises so that Landlord may post a notice of non-responsibility.

                            WASTE AND QUIET CONDUCT

      11.01 Tenant shall not commit, or suffer any waste upon the Leased Premises, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant in the Building containing the Leased Premises or any building in the project in which the Leased Premises are located.

                            FIRE INSURANCE, HAZARDS

      12.01 No use shall be made or permitted to be made of the Leased Premises, nor acts done which might increase the existing rate of insurance upon the Building or cause the cancellation of any insurance policy covering the Building, or any part thereof, nor shall Tenant sell, or permit to be kept, used or sold, in or about the Leased Premises, any article which may be prohibited by the Standard form of fire insurance policies. Tenant shall, at its sole cost and expense, comply with any and all requirements pertaining to the Leased Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance, covering the Leased Premises, Building and appurtenances. Tenant agrees to pay to Landlord as additional rent, any increase in premiums on policies which may be carried and for loss of rent caused by fire and the perils normally included in extended coverage above the rates presently being paid by the Landlord as of the date hereof that may be caused by Tenant's use or occupancy of the Leased Premises.

      12.02 Tenant shall maintain in full force and effect on all of its fixtures and equipment in the Leased Premises a policy or policies of fire and extended coverage insurance with standard coverage endorsement to the extent of at least eighty percent (80%) of their insurable value. During the term of this Lease the proceeds from any such policy or policies of insurance shall be used for the repair or replacement of the fixtures, and Landlord will sign all documents necessary or proper in connection with the settlement of any claim or loss by Tenant. Landlord will not carry insurance on Tenant's possessions. Tenant shall furnish Landlord with a certificate of such policy within thirty

(30) days of the commencement of this Lease, and whenever required, shall satisfy Landlord that such policy is in full force and effect.

                              LIABILITY INSURANCE

      13.01 Tenant, at its own expense, shall provide and keep in force with companies acceptable to Landlord public liability insurance for the benefit of Landlord and Tenant jointly against liability for bodily injury and property damage in the amount of not less than One Million Dollars ($1,000,000.00) in respect to injuries to or death of more than one person in any one occurrence, in the amount of not less than One Million Dollars ($1,000,000.00) in respect to injuries to or death of any one person, and in the amount of not less than Fifty Thousand Dollars ($50,000.00) per occurrence in respect to damage to property, such limits to be for any greater amounts as may be reasonably indicated by circumstances from time to time existing. Tenant shall furnish Landlord with a certificate of such policy (which certificate shall contain the insurer's waiver of subrogation rights exercisable against the Landlord) within thirty (30) days of the commencement date of this Lease and whenever required shall satisfy Landlord that such policy is in full force and effect. Such policy shall name Landlord as an additional insured and shall be primary and non-contributing with any insurance carried by Landlord. The policy shall further provide that it shall not be canceled or altered without twenty (20) days prior written notice to Landlord.

                           INDEMNIFICATION BY TENANT

      14.01 Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Leased Premises (other than those arising from negligence of Landlord or its agents or employees), or the conduct of its business or from any activity, work, or thing done, permitted or suffered by the Tenant in or about the Leased Premises, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation of Tenant's part to be performed under the terms of this Lease, or arising from any act, neglect, fault or omission of the Tenant, or of its agents or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in or about such claim or any action or proceeding brought relative thereto and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel, chosen by Tenant and who is reasonably acceptable to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in or about the Leased Premises from any cause whatsoever except that which is caused by the failure of Landlord to observe any of the terms and conditions of this Lease where such failure has persisted for an unreasonable period of time after written notice of such failure, and Tenant hereby waives all claims in respect thereof against Landlord. The obligations of Tenant under this section arising by reason of any occurrence taking place during the term of this Lease shall survive any termination of this Lease.

                                WAIVER OF CLAIMS

      15.01 Tenant, as a material part of the consideration to be rendered to Landlord, hereby waives all claims against Landlord for damages to goods, wares and merchandise in, upon or about the Leased Premises and for injury to Tenant, its agents, employees, invitees, or, third persons in or about the Leased Premises from any cause arising at any time, other than the negligence of Landlord, its agents and employees.

                               LANDLORD'S REPAIRS

      16.01 Tenant agrees that no representations respecting the Leased Premises or the condition thereof and that no promises to decorate, alter, repair or improve the Leased

Premises, either before or after the execution hereof, have been made by Landlord or its agents to Tenant, unless the same are contained in the Work Agreement.

      16.02 Landlord shall maintain and repair only the common hallways and corridors, common rest rooms, main lobby area, heating, ventilating and air-conditioning systems, driveway's and parking areas located on the Property, if any, the roof, foundation, floors and exterior walls and glass of the Building. Notwithstanding Landlord's obligation to maintain and repair under this Paragraph 16, Tenant shall repair and pay for any damage caused by Tenant, or Tenant's employees, agents, contractors, invitees or licensees, or caused by Tenant's default hereunder. Tenant shall immediately give Landlord written notice of any defect or need for repairs, after which Landlord shall have a reasonable time within which to repair same or cure such defect. Landlord's liability hereunder shall be limited only to the cost of correcting such defects or making such needed repairs.

      16.03 Notwithstanding any other provisions herein, Landlord shall not be liable to Tenant for any damage occasioned by plumbing, electrical, gas, water, steam or other utility pipes, systems or facilities or by the bursting, stopping, leaking or running of any tank, sprinkler, washstand, water closet or pipes in or about the Leased Premises or the Building; nor for any damage occasioned by water being upon or coming through or around the roof or any flashing, window, skylight, vent, door, or the like unless directly resulting from Landlord's act or neglect after notice; nor for any damage arising out of any acts or neglect of co-tenants, other occupants of the Building, occupants of adjacent property or the public.

                                TENANT'S REPAIRS

      17.01 Tenant shall, at its sole cost and expense, keep the Leased Premises in good order, condition and repair during the Term. In the event any repairs are required to be made in or to the Leased Premises as a result of the actions or inactions of Tenant, its agents, contractors, servants, employees, sublessees, concessionaires, licensees, invitees or guests, Tenant shall be responsible for payment of all such repairs which shall be made by Landlord or its contractors. If Tenant does not make repairs promptly and adequately, Landlord may, but need not, make repairs, and Tenant shall promptly pay the cost thereof. Tenant shall pay Landlord for overtime costs and for any other expenses incurred in the event repairs, alterations, decorating or other work in the Leased Premises are not made, at Tenant's request, during ordinary business hours. Upon expiration or other termination of the Term, Tenant shall quit and surrender to Landlord the Leased Premises, broom clean, in good order and condition as provided in this Lease, ordinary wear and tear excepted, and Tenant shall remove all of its property therefrom, except as provided in Paragraph 10 above.

                               SIGNS, LANDSCAPING

      18.01 Tenant will not place or maintain, or suffer to be placed or maintained on the exterior of the Leased Premises, any sign, advertising matter or other things of any kind, and will not place or maintain any sign, decoration, lettering or advertising matter in or on the glass of any window or door of the Leased Premises without first obtaining Landlord's prior written approval thereof. Thereafter Tenant shall maintain such sign, decoration, lettering, advertising matter and other things as may be approved by Landlord in good condition and repair at all times. Tenant shall be responsible to Landlord for all damages caused by the installation, use or maintenance of said signs and Tenant agrees to repair all damages incident to the removal of said signs and such obligation of Tenant shall survive the expiration or sooner termination of the Tenn.

                               ENTRY BY LANDLORD

      19.01 Tenant shall permit Landlord and Landlord's agents to enter the Leased Premises at all reasonable times for the purpose of inspecting the same to perform janitorial and cleaning services, or for the purpose of maintaining the Building, or for the purpose of decorating, making repairs, alterations, or additions to any portion of the Building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, or for the purpose of posting notices of non-responsibility for alterations, additions, or repairs, or for the purpose of showing the Leased Premises to prospective tenants, or placing upon the Building any usual or ordinary "for sale" signs, without any rebate of rent and without any liability to Tenant for any loss of occupation or quiet enjoyment of the Leased Premises thereby occasioned; and shall permit Landlord at any time within six (6) months prior to the expiration of this Lease, to place upon the eased Premises any usual or ordinary "to let" or "to lease" signs. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the exterior doors about the Leased Premises.

                                    SERVICES

      20.01 Subject to the provisions set forth below in this Paragraph 20.01, Landlord shall furnish the following services to the Leased Premises:

      (a) Seasonable heating and air-conditioning between the hours of 8:00 a.m. and 6:00 p.m. on Mondays through Fridays, inclusive, and on Saturdays between the hours of 8:00 a.m. and 1:00 p.m., except for those days which are Holidays as defined on Exhibit "C" hereto.

      (b) General cleaning and janitorial services commencing after 5:00 p.m. on Mondays through Fridays, inclusive, except for Holidays.

      (c) Passenger elevator service at all times; provided, however, the Landlord reserves the right to reduce the number of elevators in operation after 6:00 p.m. on Mondays through Fridays and at all times on Saturdays, Sundays, and Holidays and to impose such other reasonable elevator security measures as the Landlord deems appropriate.

      (d)   Common use restroom facilities and drinking water.


      (e) Electricity for lighting and small business machines designed to operate on 110-120 volt electric power (e.g., typewriters, dictating machines, adding machines, calculators, small copiers, postage machines, teletypes, personal computers and any other small office equipment that is not computer related except personal computers).

      20.02 Tenant will not use any electrical equipment which in Landlord's opinion will overload the wiring installations or interfere with the reasonable use thereof by other users in the Building. Tenant will not, without Landlord's prior written consent in each instance, connect any additional items (e.g., electric heaters, vending equipment and auxiliary air-conditioners) to the Building's electrical system, or make any alteration or addition to the system. Should Landlord grant such consent, all additional circuits or equipment required therefor shall be installed by Landlord and the cost of such installation, equipment and metering device shall be paid by Tenant. The consumption of electricity for such additional equipment shall be paid monthly by Tenant to Landlord at the prevailing utility company rates. In the event the Tenant desires heating, ventilating or air-conditioning services in addition to those set forth above, the Landlord shall use its best efforts to make same available to Tenant at such rates as may be established from time to time by Landlord.

      20.03 Landlord shall not be liable for any damages directly or indirectly resulting from the installation, use or interruption of use of any equipment in connection with the furnishing of services referred to in this Lease, and particularly any interruption in services by any cause beyond the immediate control of the landlord.

      20.04 Landlord reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, electrical power or other utilities or services when necessary by reason of war, insurrection, civil commotion, riots, acts of God or the enemy, governmental action, repairs, improvements, alterations, strikes, lockouts, picketing, whether legal or illegal, accidents, actions or inactions of Tenant, its agents, contractors, servants, employees, sublessees, concessionaires, licensees, invitees, or guests, inability of Landlord to obtain fuel or supplies or any other cause or causes beyond the reasonable control of Landlord.

                                  ABANDONMENT

      21.01 Tenant shall not vacate nor abandon the Leased Premises at any time during the term of this Lease; and if Tenant shall abandon, vacate or surrender the Leased Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Leased Premises shall, at the option of the Landlord, be deemed abandoned and be and become the property of Landlord.

                                  DESTRUCTION

      22.01 In the event of (a) a partial destruction of the Leased Premises or the Building during the lease term which requires repairs to either the Leased Premises or the Building, or (b) the Leased Premises or the Building being declared unsafe or unfit for occupancy by any authorized public authority for any reason other than Tenant's act, use or occupation which declaration requires repairs to either the Leased Premises or the Building, Landlord shall forthwith make repairs, provided repairs can be made within sixty (60) days under the laws and regulations of authorized public authorities, but partial destruction (including any destruction necessary in order to make repairs required by any declaration) shall in no way annul or void this Lease, except that Tenant shall be entitled to a proportionate reduction of rent while such repairs are being made. The proportionate reduction is to be based upon the extent to which the making of repairs shall interfere with the business carried on by Tenant in the Leased Premises. If repairs cannot be made within sixty
(60) days, Landlord may, at its option, make same within a reasonable time, this Lease continuing in full force and effect and the rent to be proportionately abated, as in this paragraph provided. In the event that Landlord does not so elect to make repairs which cannot be made within sixty
(60) days, or repairs cannot be made under current laws and regulations, this Lease may be terminated at the option of either party. A total destruction (including any destruction required by any authorized public authority) of either the Leased Premises or the Building shall terminate this Lease. In the event of any dispute between Landlord and Tenant relative to the provisions of this paragraph, they may each select an arbitrator, the two arbitrators so selected shall select a third arbitrator and the three arbitrators so selected shall hear and determine the controversy and their decision thereon shall be final and binding on both Landlord and Tenant who shall bear the cost of such arbitration equally between them. Landlord shall not be required to repair any property installed in the Leased Premises by Tenant. Tenant waives any right under applicable laws inconsistent with the terms of this paragraph and in the event of a destruction agrees to accept any offer by Landlord to provide Tenant with comparable space within the project in which the Leased Premises are located on the same terms as this Lease.

                           ASSIGNMENT AND SUBLETTING

      23.01 Landlord shall have the right to transfer and assign, in whole or in part its rights and obligations in the Building and Property that are the subject of this Lease. Tenant shall not assign this Lease or sublet all or any part of the Leased Premises without the prior written consent of the Landlord. In the event of any assignment or subletting, Tenant shall nevertheless at all times, remain fully responsible and liable for the payment of the rent and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. If all or any part of the Leased Premises are then assigned or sublet, Landlord, in addition to any other remedies provided by this Lease or provided by law, may at its option, collect directly from the assignee or subtenant all rents becoming due to Tenant by reason of the assignment or sublease, and Landlord shall have a security interest in all properties on the Leased Premises to secure payment of such sums. Any collection directly by Landlord from the assignee or subtenant shall not be construed to constitute a novation or a release of Tenant from the further performance of its obligations under this Lease.

                              INSOLVENCY OF TENANT

      24.01 Either (a) the appointment of a trustee to take possession of all or substantially all of the assets of Tenant, or (b) a general assignment by Tenant for the benefit of creditors, or (c) any action taken or suffered by Tenant under any insolvency or bankruptcy act shall, if any such appointments, assignments or action continues for a period of thirty (30) days, constitute a breach of this Lease by Tenant, and Landlord may at its election without notice, terminate this Lease and in that event be entitled to immediate possession of the Leased Premises and damages as provided below.

                                BREACH BY TENANT

      25.01 In the event of a default, Landlord in addition to any and all other rights or remedies that it may have hereunder, at law or in equity shall have the right to either terminate this Lease or from time to time, without terminating this Lease relet the Leased Premises or any part thereof for the account and in the name of Tenant or otherwise, for any such term or terms and conditions as Landlord in its sole discretion may deem advisable with the right to make reasonable alterations and repairs to the Leased Premises. Tenant shall pay to Landlord, as soon as ascertained, the costs and expenses incurred by Landlord in such reletting or in making such reasonable alterations and repairs. Should such rentals received from time to time from such reletting during any month be less than that agreed to be paid during that month by Tenant hereunder, the Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly.

      25.02 No such reletting of the Leased Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may immediately or at any time thereafter terminate this Lease, and this Lease shall be deemed to have been terminated upon receipt by Tenant of notice of such termination; upon such termination Landlord shall recover from Tenant all damages that Landlord may suffer by reason of such termination including without limitation, all arrearages; in rentals, costs, charges, additional rentals, and reimbursements, the cost (including court costs and attorneys' fees actually incurred) of recovering possession of the Leased Premises, the actual or estimated (as reasonably estimated by Landlord) cost of any alteration of or repair to the Leased Premises which is necessary or proper to prepare the same for reletting and, in addition thereto, Landlord shall have and recover from Tenant the difference between the present value (discounted at a rate per annum equal to the discount rate of the Federal Reserve Bank of Atlanta at the time the Event of Default occurs) of the rental to be paid by Tenant for the remainder of the lease term, and the present value (discounted at the same rate) of the Leased Premises for the remainder of the lease term, taking into account the cost, time and other factors necessary to relet the Leased Premises; provided, however that such payment shall not constitute a penalty or forfeiture, but shall constitute full liquidated damages due to Landlord as a result of Tenant' s default. Landlord and Tenant acknowledge that Landlord's actual damages in the event of a default by Tenant under this Lease will be difficult to ascertain, and that the liquidated damages provided above represent the parties' best estimate of such damages. The parties expressly acknowledge that the foregoing liquidated damages are intended as a penalty, but as full liquidated damages, as permitted by Section 13-6-7 of the Official Code of Ga. Annotated.

                       ATTORNEYS' FEES/COLLECTION CHARGES

      26.01 Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its cost and expenses incurred in such suit, including reasonable attorneys' fees. If any rent or other sums of money owed or owing under this Lease is collected by or through an attorney at law, Tenant agrees to pay fifteen percent (15%) thereof as attorneys' fees.

                                  CONDEMNATION

      27.01 If, at any time during the term of this Lease, title to the Leased Premises should become vested in a public or quasi-public authority by virtue of the exercise of expropriation, appropriation, condemnation or other power in the nature of eminent domain, or by voluntary transfer from the owner of the Leased Premises under threat of such a taking then this Lease shall terminate as of the time of such vesting of title, after which neither party shall be further obligated to the other except for occurrence antedating such taking. The same results shall follow if less than the entire Leased Premises be thus taken, or transferred in lieu of such a taking, but to such extent that it would be legally and commercially impossible for Tenant to occupy the portion of the Leased Premises remaining, and impossible for Tenant to reasonably conduct his trade or business therein.

      27.02 Should there be such a partial taking or transfer in lieu thereof, but not to such an extent as to make such continued occupancy and operation by Tenant an impossibility, then this Lease shall continue on all of its same terms and conditions subject only to an equitable reduction in rent proportionate to such taking.

      27.03 In the event of any such taking or transfer, whether of the entire Leased Premises, or a portion thereof, it is expressly agreed and understood that all sums awarded, allowed or received in connection therewith shall belong to Landlord, and any rights otherwise vested in Tenant are hereby assigned to Landlord, and Tenant shall have no interest in or claim to any such sums or any portion thereof, whether the same be for the taking of the property or for damages, or otherwise.

                                    NOTICES

      28.01 All notices, statements, demands, requests, consents, approvals, authorization, offers, agreements, appointments, or designations under this Lease by either party to the other shall be in writing and shall be sufficiently given and served upon the other party, if sent by certified mail, return receipt requested, postage prepaid, and addressed as follows:

      (a)   To Tenant at the Leased Premises;

      (b) To Landlord, addressed to Landlord at 4497 Park Drive, Norcross, Georgia 30093, with a copy to such other place as Landlord may from time to time designate by notice to Tenant.

                                     WAIVER

      29.01 The waiver by Landlord of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition or any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

                             EFFECT OF HOLDING OVER

      30.01 If Tenant should remain in possession of the Leased Premises after the expiration of the lease term and without executing a new lease, then such holding over shall be construed as a tenancy from month to month, subject to all the conditions, provisions, and obligations of this Lease insofar as the same are applicable to a month to month tenancy, except that the rent payable pursuant to subparagraph 3.01 hereof shall be doubled.

                                 SUBORDINATION

      31.01 This Lease, at Landlord's option, shall be subordinate to any ground lease, first priority mortgage, first priority deed of trust, or first priority security deed now or hereafter placed upon the real property of which the Leased Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof.

      31.02 Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any such ground lease, mortgage, deed of trust, or security deed, as the case may be and failing to do so within ten (10) days after written demand, does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney in fact and in Tenant's name, place and stead, to do so. If requested to do so, Tenant agrees to attorn to any person or other entity that acquires title to the real property encompassing the Leased Premises, whether through judicial foreclosure, sale under power, or otherwise, and to any assignee of such person or other entity.

                              ESTOPPEL CERTIFICATE

      32.01 Upon ten (10) days notice from Landlord to Tenant, Tenant shall deliver a certificate dated as of the first day of the calendar month in which such notice is received, executed by an appropriate officer, partner or individual, in the form as Landlord may require and stating but not limited to the following: (i) the commencement date of this Lease; (ii) the space occupied by Tenant hereunder; (iii) the expiration date hereof; (iv) a description of any renewal or expansion options; (v) the amount of rental currently and actually paid by Tenant under this Lease; (vi) the nature of any default or claimed default hereunder by, Landlord and (vii) that Tenant is not in default hereunder nor has any event occurred which with the passage of time or the giving of notice would become a default by Tenant hereunder.

                                    PARKING

      33.01 Tenant shall be entitled to park in common with other tenants of Landlord. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of parking facilities. Landlord reserves the right in its absolute discretion to determine whether parking facilities are becoming crowded and, in such event, to allocate parking spaces among Tenant and other tenants. There will be no assigned parking. Tenant agrees to park all Tenant's trucks in the parking spaces provided at the rear of the building, "Parking" as used herein means the use by Tenant's employees, its, visitors, invitees, and customers for the parking of motor vehicles for such periods of time as are reasonably necessary in connection with use of and/or visits to the demised premises. No vehicle may be repaired or serviced in the parking area and any vehicle deemed abandoned by Landlord will be towed from the project and all costs therein shall be borne by the tenant. All driveways, ingress and egress, and all parking spaces are for the joint use of all tenants. No area outside of the Leased Premises shall be used by Tenant for storage without Landlord's prior written permission.

                              MORTGAGE PROTECTION

      34.01 In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed or trust or holder of a security deed or mortgage covering the Leased Premises whose address shall have been furnished it, and shall offer such beneficiary or holder a reasonable opportunity to cure the default, including time to obtain possession of the Leased Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

                             RULES AND REGULATIONS

      35.01 This Lease is subject to the rules and regulations pertaining to the Building, which are attached as Exhibit "C". Tenant, its employees, agents, visitors, invitees, contractors and customers will perform and abide by said Rules and Regulations, and any amendments or additions to said Rules and Regulations as may be made from time to time by Landlord.

                                   RELOCATION

      36.01 At Landlord's option, to be exercised by notice to Tenant specifying the date 6f relocation, Landlord may designate any other space in the Project to be occupied by Tenant in lieu of the Leased Premises, provided that said other space is of substantially equal size and area and equivalent base rental per square foot. Landlord shall bear the expense of Tenant's move as well as the expense of any renovation or alterations necessary to make the new space substantially conform in layout and appointment with the original Leased Premises.

                            MISCELLANEOUS PROVISIONS

      A. Whenever the singular number is used in this Lease and when required by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and the word "person" shall include corporation, firm or association. If there be more than one tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

      B. The headings or titles to paragraphs, of this Lease are for convenience only and shall have no effect upon the construction or interpretation of any part of this Lease.

      C. This instrument contains all of the agreements and conditions made between the parties to this Lease and may not be modified orally or in any other manner than by agreement in writing signed by all parties to this Lease.

      D. Where the consent of a party is required, such consent will not be unreasonably withheld.

      E. This Lease shall create the relationship of Landlord and Tenant between Landlord and Tenant; no estate shall pass out of Landlord; Tenant has only a usufruct, not subject to levy and/or sale and not assignable by Tenant except as provided in paragraph 20.01 hereof.

      F. Except as otherwise expressly stated, each payment required to be made by Tenant shall be in addition to and not in substitution for other payments to be made by Tenant.

      G. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent.

      H. No payment by Tenant or receipt by Landlord of a lesser amount than any installment or payment of rent due shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or payment of rent shall be deemed an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or payment of rent, or pursue any other remedies available to Landlord.

      I. Subject to paragraph 20, the terms and provisions of this Lease shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors, and assigns of Landlord and Tenant.

      J. Tenant acknowledges and agrees that Landlord shall not provide guards or other security protection for the Leased Premises and that any and all security protection shall be the sole responsibility of Tenant.

      K. This Lease shall be governed by Georgia law.

      L. Time is of the essence of each term and provision of this Lease

      M. Tenant shall not record this Lease or a memorandum thereof without the written consent of Landlord. Upon the request of Landlord, Tenant shall join in the execution of a memorandum or so-called "short form" of this lease for the purpose of recordation. Said memorandum or short form of this Lease shall describe the parties, the Leased Premises and the lease term, "and shall incorporate this Lease by reference.

      N. Landlord's liability for performance of its obligations under the terms of this Lease shall be limited to its interest in the Leased Premises.


                   (SIGNATURES CONTAINED ON FOLLOWING PAGE)

      IN WITNESS WHEREOF, the parties hereto who are individuals have set their hands and seals, and the parties who are corporations have caused this instrument to be duly executed by its proper officers and its corporate seal to be affixed, as of the day and year first above written.


Signed, sealed and delivered                   LANDLORD:
as to Landlord, in the
presence of:                                   WEEKS REALTY, L.P.,
                                               a Georgia limited partnership
/s/ Kelly A. Kinnery
-----------------------------------
                                               By:    Weeks GP Holdings, Inc.
    Stephanie Pongetti                                a Georgia corporation,
-----------------------------------                   its sole general partner
Notary Public

                                               By:   /s/ Forrest Robinson
                                                   ---------------------------
                                               Name:  FORREST ROBINSON
                                                    --------------------------
(NOTARY SEAL)                                  Its:    PRESIDENT/C.O.O
                                                    --------------------------



Signed, sealed and delivered                   TENANT:
as to Tenant, in the presence
of:                                            SLH & ASSOCIATES, LTD.


/s/ Kelly A. Kinnery                           By:  /s/ Richard W. Lang
-----------------------------------------           --------------------------
                                               Name: Richard W. Lang
    Stephanie Pongetti                              --------------------------
-----------------------------------------      Its: V.P.
Notary Public                                       --------------------------



                                               ATTEST:

                                               By:
                                                   ---------------------------
                                               Name:
                                                    --------------------------
(NOTARY SEAL)                                  Its:
                                                    --------------------------
                                                       (Corporate Seal)

                                  EXHIBIT "A"


                                  [FLOOR PLAN]

                                  EXHIBIT "B"

ESTIMATE                                                   WHITE CONSTRUCTION ASSOCIATES, INC.
                                                           141 Corvette Drive
Weeks                                                      Marietta, Ga. 30066
6 W. Druid Hills Dr., 6th Floor suite 620                  Ph. 770/426/6388 Fax 770/426/6387
Atlanta, GA 30329
                                                           Date prepared:             06/26/97
Robert Green
                                                                                   Estimator: ROBERT SLATEI



Description                        Quantity Unit     Cost/Unit     Item Cost     Category Cost

ARCHITECTURAL DEMOLITION                                                             100.00
Remove wallcovering                      1   lot       100.00        100.00

DRYWALL CONSTRUCTION                                                                3060.00
Drywall to ceiling                      94   lf         25.00       2350.00
Drywall delivery                         1   lot       250.00        250.00
Window Mullions                          2   ea         45.00         90.00
Skim coat existing surface               1   lot       200.00        200.00
Close door/window openings               1   ea         95.00         95.00
Cut door/window opening                  1   ea         75.00         75.00

CEILING                                                                              147.00
F & I 2x2 ceiling tile                   1   ea         75.00         76.00
Reframe for light fixtures               9   ea          8.00         72.00

DOORS/FRAMES/HARDWARE                                                               2787.00
F & I- 3x8'6" frame "custom"             3   ea        260.00        750.00
Frames for wood french doors             4   ea        375.00       1500.00
Metal cased opening                      1   ea        125.00        125.00
F & I door stops                         4   ea          8.00         32.00
F & I standard passage sets              4   ea         95.00        380.00

MILLWORK                                                                            1264.00
Wood shelves, 16" mel. labor only      240   lf          4.00        950.00
1/2 wall wood top pt grade               1   lot       100.00        100.00
Chart rail                              12   ea         17.00        204.00

PAINT & WALLCOVERING (wallcovering is allowance only)                               1543.88
Paint walls                           2268   sf          0.28        635.04
Paint walls on exterior wall           918   sf          0.38        348.84
Paint door frames                       10   ea         30.00        300.00
Paint doors                              4   ea         65.00        260.00

FLOORING.( N.I.C.)                                                                   285.00

                                 [FLOOR PLAN]

                                  EXHIBIT "D"

                            ACCEPTANCE OF PREMISES

Lessee:
        --------------------------------------------------------
Lessor:
        --------------------------------------------------------

Date Lease Signed:
                  ----------------------------------------------

Term of Lease:
              --------------------------------------------------

Address of Leased Premises: Suite__________ containing approximately ________

square feet, located at

                  ----------------------------------------------

                  ----------------------------------------------

Commencement Date:
                  ----------------------------------------------
Expiration Date:
                  ----------------------------------------------

The above described premises are accepted by Lessee as suitable for the purpose for which they were let. The above described lease term commences and expires on the dates set forth above. Lessee acknowledges that it has been received from Lessor ____ number of keys to the leased premises. It is understood that there is a punch list which will be completed after move-in and will be an exhibit to the Tenant Estoppel.

LESSEE


---------------------------------
    (Type Name of Lessee)
                                                              WITNESS

By:
   ------------------------------                     ------------------------
          (Signature)                                        (Signature)


   ------------------------------                     ------------------------
       (Type Name and Title)                                  (Company)

                                  EXHIBIT "E"

                             SPECIAL STIPULATIONS

Finish Allowance:

         (1) Landlord shall provide Tenant an allowance of $5.00 per square foot, or the sum of Twelve Thousand One Hundred Forty-five and no/100 Dollars ($12,145.00) (herein referred to as the "Finish Allowance") for the installation and construction of the Improvements. The Finish Allowance shall be disbursed pursuant to the procedure set forth below.

         (2) Landlord will disburse the Finish Allowance to Tenant (in two equal draws), upon compliance by Tenant with the following conditions:

         (a) The first draw shall be made when Tenant has approval by Dekalb County of all rough in inspections (framing, electrical, plumbing and HVAC) and all walls have been double-sided.

         (i) Tenant shall submit to Landlord an application and certificate for payment, showing the amount of the Improvements installed or constructed through the date of the draw request. The form shall be signed by Tenant and its contractor and shall be accompanied by such documentation as is reasonably required by Landlord to verify and ensure that the work shown on the draw request has been completed.

         (ii) Tenant shall submit to Landlord such lien waivers and affidavits as are necessary, in Landlord's opinion, to ensure that the Leased Premises, the Building and the Land remain free and clear of all liens and other encumbrances arising as a result of the installation and construction of the Improvements. All such lien waivers and affidavits shall be satisfactory in form and substance to Landlord (a copy of such waiver attached hereto and made a part hereof).

         (b) The final draw will be paid to Tenant upon issuance by Dekalb County of a certificate of occupancy for the Leased Premises. Tenant agrees that it shall have no right to, and will not, occupy the Leased Premises until a certificate of occupancy for the Leased Premises has been issued by the appropriate governmental authority(ies).

         (i) Tenant shall submit to Landlord an application and certificate for payment, showing the amount of the Improvements installed or constructed through the date of the draw request. The form shall be signed by Tenant and its contractor and shall be accompanied by such documentation as is reasonably required by Landlord to verify and ensure that the work shown on the draw request has been completed.

         (ii) Tenant shall submit to Landlord such lien waivers and affidavits as are necessary, in Landlord's opinion, to ensure that the Leased Premises, the Building and the Land remain free and clear of all liens and other encumbrances arising as a result of the installation and construction of the Improvements. All such lien waivers and affidavits shall be satisfactory in form and substance to Landlord.

         (3) All construction work done by Tenant in the Leased Premises shall be pursued diligently to completion and shall be performed in a good and workmanlike manner, and in compliance with all governmental regulations. Tenant covenants and agrees that all contractors, subcontractors and other persons or entities performing work for Tenant at the Leased Premises will carry (i) liability insurance in amounts acceptable to Landlord, in

Landlord's reasonable opinion, and (ii) worker's compensation insurance in the amounts required by law.

         (4) Tenant hereby indemnifies Landlord against, and shall keep all portions of the Leased Premises, the Building and the Land free from liens for any work performed, material furnished or obligations incurred by Tenant. Should any liens or claims be filed against all or any portion of the Leased Premises, the Building or the Land by reason of Tenant's acts, omissions or work performed by any person or entity, Tenant shall cause same to be discharged by bond or otherwise within fifteen (15) days following notice thereof. If Tenant fails to cause any such lien or claim to be discharged within the required time, Landlord may cause same to be discharged and may make any payment that Landlord, in its reasonable judgment, considers necessary, desirable or proper in order to do so. All amounts paid by Landlord shall bear interest at the lower of (i) eighteen percent (18%) per annum, or (ii) the highest rate permitted under applicable law, from the date of payment by Landlord and shall be payable by Tenant to Landlord upon written demand.